UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by party other than the registrant ☐

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☐ Preliminary Proxy Statement	☐ Confidential, for use of the Commission only
(as permitted by Rule 14a-6(e)(2)).
☒ Definitive Proxy Statement

☐ Definitive additional materials.

☐ Soliciting material under Rule 14a-12.

VERTEX ENERGY, INC.

(Name of Registrant as Specified in Charter)

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VERTEX ENERGY, INC.

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

To be held on May 26, 2021

To our stockholders:

Notice is hereby given of the 2021 annual meeting of stockholders of Vertex Energy, Inc. (the “Company”) to be held on Wednesday, May 26, 2021 at 10 A.M. Houston time at the Company’s corporate offices: 1331 Gemini, Suite 250, Houston, Texas 77058 (the “Annual Meeting” or the “Meeting”), for the following purposes:

1.	To elect six directors to the Board of Directors (the “Board”) each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal. The Board intends to present for election the following six nominees: Benjamin P. Cowart, Dan Borgen, David Phillips, Christopher Stratton, Timothy C. Harvey and James P. Gregory.

2.	To Approve the Company’s Amended and Restated 2020 Equity Incentive Plan. The Board of Directors recommends that you approve and ratify the Company’s Amended and Restated 2020 Equity Incentive Plan, which amends the Company’s 2020 Equity Incentive Plan to (a) clarify that the plan includes a limitation on the number of shares of common stock that may be issued pursuant to the plan; (b) include a 25 million share limit on the number of shares of common stock issuable upon exercise of incentive stock options granted under the plan; (c) allow for repricing of options granted under the plan without the consent of any holder of such options provided that no repricing may (1) increase the exercise price of any option granted under the plan, or (2) reduce the exercise price below the fair market value (as defined in the plan) of the Company’s common stock on the date the action is taken to reduce such exercise price (without the approval of the holder thereof); and (d) make certain other conforming changes to the plan.

3.	To ratify the appointment of Ham, Langston & Brezina, L.L.P., as the Company’s independent auditors for the fiscal year ending December 31, 2021. The Board of Directors recommends that you approve and ratify the appointment of Ham, Langston & Brezina, L.L.P., as the Company’s independent auditors for the fiscal year ending December 31, 2021.

4.	To transact such other business as may properly come before the annual meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ALL” FOR PROPOSAL ONE AND “FOR” THE OTHER PROPOSALS.

Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the Meeting may be adjourned. Common and preferred stockholders of record on the close of business on March 30, 2021 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

The Company is pleased to continue utilizing the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, or E-proxy notice, on or about April 7, 2021 to our stockholders of record as of the close of business on March 30, 2021. The E-proxy notice contains instructions for your use of this process, including how to access our proxy statement and annual report and how to authorize your proxy to vote online. In addition, the E-proxy notice contains instructions on how you may receive a paper copy of the proxy statement and annual report or elect to receive your proxy statement and annual report over the Internet. The Company believes these rules allow it to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting.

The enclosed proxy statement is also available at https://www.iproxydirect.com/VTNR (please note this link is case sensitive). This website also includes copies of the form of proxy and the Company’s Annual Report to stockholders for the year ended December 31, 2020. Stockholders may also request a copy of the proxy statement and the Company’s Annual Report by contacting our main office at (866) 660-8156.

As a stockholder of record, you are cordially invited to attend the meeting in person. Stockholders who do not expect to attend the Annual Meeting are encouraged to vote via the Internet, by phone or by returning a signed proxy card.

As described above, we intend to hold our annual meeting in person. However, we are monitoring the situation regarding COVID-19, taking into account guidance from public health officials. The health and well-being of our employees and stockholders is our top priority. Accordingly, we are planning for the possibility that the annual meeting may be held in a different location or solely by means of remote communication (i.e., a virtual-only meeting). We will announce any such updates as promptly as practicable, including details on how to participate, by press release, through a filing with the SEC and on our website. We encourage you to check our website prior to the meeting if you plan to attend. As always, we encourage you to vote your shares prior to the annual meeting.

Even if you plan to attend the Annual Meeting in person, we request that you submit a proxy by following the instructions on your proxy card as soon as possible and thus ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

By Order of the Board of Directors,

Benjamin P. Cowart

Chairman

Houston, Texas

April 7, 2021

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on Wednesday, May 26, 2021.

Our proxy statement and annual report on Form 10-K for the year ended December 31, 2020, are available at the following cookies-free website that can be accessed anonymously: https://www.iproxydirect.com/VTNR (please note this link is case sensitive).

i

Appendix A — Vertex Energy, Inc. Amended and Restated 2020 Equity Incentive Plan

ii

VERTEX ENERGY, INC.

PROXY STATEMENT

FOR 2021 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

Vertex Energy, Inc. (“Vertex,” “we,” “us”, “our” or the “Company”) has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at our 2021 annual meeting of stockholders (the “Annual Meeting” or the “Meeting”) to be held on Wednesday, May 26, 2021 at 10 A.M. Houston time at the Company’s corporate offices: 1331 Gemini, Suite 250, Houston, Texas 77058, and at any postponement(s) or adjournment(s) thereof. These materials were first sent or given to stockholders on April 7, 2021. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

Information Contained In This Proxy Statement

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and executive officers, corporate governance, and certain other required information. Included with this proxy statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the SEC on March 9, 2021 (the “Annual Report”). If you requested printed versions of these materials by mail, these materials also include the proxy card or vote instruction form for the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials

Pursuant to rules adopted by the Securities and Exchange Commission, the Company uses the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s stockholders. All stockholders will have the ability to access the proxy materials (including the Company’s Annual Report, which does not constitute a part of, and shall not be deemed incorporated by reference into, this proxy statement or the enclosed form of proxy, except as set forth below under “Documents Incorporated By Reference” (if any)) via the Internet at https://www.iproxydirect.com/VTNR (please note this link is case sensitive) or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice contains a control number that you will need to vote your shares. Please keep the Notice for your reference through the meeting date. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings.

Record Date and Shares Entitled to Vote

You are entitled to notice of and to vote at the Annual Meeting if you were a stockholder of record as of the close of business on March 30, 2021 (the “Record Date”).

At the close of business on the Record Date, there were (a) 51,742,499 shares of our common stock outstanding; (b) 419,859 shares of our Series A Convertible Preferred Stock outstanding; (c) 2,035,666 shares of our Series B Preferred Stock; and (d) 5,497,450 shares of our Series B1 Preferred Stock outstanding. The common stock shares and Series A Convertible Preferred Stock shares each vote one vote on all stockholder matters to come before the Meeting. The Series B Preferred Stock and Series B1 Preferred Stock vote on a one-for-one basis at the Meeting, provided that no holder of Series B Preferred Stock or Series B1 Preferred Stock is able to more voting shares, if any, which, when added together with the aggregate number of shares of the Company’s common stock beneficially owned by such holder and all persons affiliated with such Holder, total 9.999% (provided that in some cases certain holders have agreed to lower such percentage to 4.999%)(the “Series B and B1 Beneficial Ownership Limitation”) of the Company’s outstanding common stock.

As such, a total of 57,956,057 voting shares are eligible to be voted at the Annual Meeting, including 51,742,499 shares eligible to be voted by the common stockholders, 419,859 shares eligible to be voted by the holders of our Series A Convertible Preferred Stock, 2,035,666 shares eligible to be voted by our Series B Preferred Stock holders, and 3,758,033 shares eligible to be voted by of our Series B1 Preferred Stock holders (when factoring in the Series B and B1 Beneficial Ownership Limitation). Other than our common stock, Series A Convertible Preferred Stock, Series B Preferred Stock, and Series B1 Preferred Stock, we have no other voting securities currently outstanding.

Voting Process

If you are a stockholder of record, there are five ways to vote:

●	In person. You may vote in person at the Annual Meeting. We will give you a ballot when you arrive.

●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

●	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the proxy card.

●	By Fax. If you request printed copies of the proxy materials by mail, you may vote by proxy by faxing your proxy to the number found on the proxy card.

●	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

Providing and Revoking Proxies

Any stockholder giving a proxy may revoke it at any time provided written notice of the revocation is received by our Corporate Secretary before the proxy is voted; otherwise, if received prior to or at the Annual Meeting, properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy or, if no such instructions are given, in accordance with the recommendations of the Board described herein. Stockholders attending the Annual Meeting may revoke their proxies and vote in person.

Attendance at the Annual Meeting

Attendance at the Annual Meeting is limited to holders of record of our common stock, Series A Convertible Preferred Stock, Series B Preferred Stock and Series B1 Preferred Stock, at the close of business on the Record Date, and the Company’s guests. Admission will be on a first-come, first-served basis. You will be asked to present valid government-issued picture identification, such as a driver’s license or passport, in order to be admitted into the Annual Meeting. If your shares are held in the name of a bank, broker or other nominee and you plan to attend the Annual Meeting, you must present proof of your ownership of our common stock or preferred stock, such as a bank or brokerage account statement indicating that you owned shares of our common stock or preferred stock at the close of business on the Record Date, in order to be admitted. For safety and security reasons, no cameras, recording equipment or other electronic devices will be permitted in the Annual Meeting. A written agenda and rules of procedure for the Annual Meeting will be distributed to those persons in attendance at the Annual Meeting.

As described above, we intend to hold our annual meeting in person. However, we are monitoring the situation regarding COVID-19, taking into account guidance from public health officials. The health and well-being of our employees and stockholders is our top priority. Accordingly, we are planning for the possibility that the annual meeting may be held in a different location or solely by means of remote communication (i.e., a virtual-only meeting). We will announce any such updates as promptly as practicable, including details on how to participate, by press release, through a filing with the SEC and on our website. We encourage you to check our website prior to the meeting if you plan to attend. As always, we encourage you to vote your shares prior to the annual meeting.

Conduct at the Meeting

The Chairman has broad responsibility and legal authority to conduct the Annual Meeting in an orderly and timely manner. This authority includes establishing rules for stockholders who wish to address the meeting. Only stockholders or their valid proxy holders may address the meeting. Copies of these rules will be available at the meeting. The Chairman may also exercise broad discretion in recognizing stockholders who wish to speak and in determining the extent of discussion on each item of business. In light of the number of business items on this year’s agenda and the need to conclude the meeting within a reasonable period of time, we cannot ensure that every stockholder who wishes to speak on an item of business will be able to do so.

Voting Requirements for Each of the Proposals

	Proposal	Vote Required	Broker Discretionary Voting Allowed*
1	Election of directors	Plurality of Votes Cast	No
2	Approval of the adoption of the Company’s Amended and Restated 2020 Equity Incentive Plan	Majority of the votes cast on the proposal	No
3	Ratification of the appointment of Ham, Langston & Brezina, L.L.P., as the Company’s independent auditors for the fiscal year ending December 31, 2021	Majority of the votes cast on the proposal	Yes

* See also “Quorum; Broker Non-Votes and Abstentions”, below.

For Proposal 1, the six nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them will be elected as directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. Votes withheld shall have no legal effect.

Approval of Proposals 2 and 3 requires the affirmative vote of a majority of the votes cast on such proposals, provided that a quorum exists at the Annual Meeting.

Quorum; Broker Non-Votes and Abstentions

The presence at the Annual Meeting of the holders of 33 1/3% of the outstanding shares of voting stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. Only “FOR” and “AGAINST” votes are counted for purposes of determining the votes received in connection with each proposal. Broker non-votes and abstentions will have no effect on determining whether the affirmative vote constitutes a majority of the shares present or represented by proxy and voting at the Annual Meeting. However, approval of the proposals other than the election of directors requires the affirmative vote of a majority of the votes cast on such proposals, and therefore broker non-votes and abstentions could prevent the approval of these proposals because they do not count as affirmative votes. The election of directors requires a plurality of the votes cast at the Annual Meeting. In order to minimize the number of broker non-votes, the Company encourages you to vote or to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the Notice.

If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. Please note that previously, brokers were allowed to vote uninstructed shares in uncontested director elections or with regard to certain executive compensation matters. However, brokers now can no longer vote uninstructed shares on your behalf in director elections or with regard to executive compensation matters. For your vote to be counted, you must submit your voting instruction form to your broker.

As described above, although the Company will include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, the Company intends to exclude abstentions and broker non-votes from the tabulation of voting results on the election of directors or on any issues requiring approval of a majority of the votes cast.

Board of Directors Voting Recommendations

Our Board of Directors (the “Board”) recommends that you vote your shares:

●	“FOR” each of the nominees to the Board of Directors (Proposal 1).

●	“FOR” the approval of the adoption of the Company’s Amended and Restated 2020 Equity Incentive Plan (Proposal 2).

●	“FOR” the ratification of the appointment of Ham, Langston & Brezina, L.L.P., as the Company’s independent auditors for the fiscal year ending December 31, 2021 (Proposal 3).

Mailing Costs and Solicitation of Proxies

In addition to solicitation by use of the mails, certain of our officers and employees may solicit the return of proxies personally or by telephone, electronic mail or facsimile. We have not and do not anticipate retaining a third-party proxy solicitation firm to solicit proxies on behalf of the Board. The cost of any solicitation of proxies will be borne by us. Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to, and solicitation of proxies from, the beneficial owners of our securities held of record at the close of business on the Record Date by such persons. We will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with any such activities.

Inspector of Voting

It is anticipated that representatives of Issuer Direct Corporation will tabulate the votes and act as inspector of election at the Annual Meeting.

Stockholders Entitled to Vote at the Meeting

A complete list of stockholders entitled to vote at the Annual Meeting will be available to view during the Annual Meeting. You may also access this list at our principal executive offices, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of ten days prior to the Annual Meeting.

Voting Instructions

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials (Notice) you received in the mail, or, if you requested to receive printed proxy materials, your enclosed proxy card.

Confidential Voting

Independent inspectors count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card, as necessary to meet applicable legal requirements, or to assert or defend claims for or against the Company.

Stockholder of Record and Shares Held in Brokerage Accounts

If on the Record Date your shares were registered in your name with the Company’s transfer agent, then you are a stockholder of record and you may vote in person at the meeting, by proxy or by any other means supported by the Company. If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials (or the Notice) are required to be forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

Multiple Stockholders Sharing the Same Address

In some cases, one copy of this proxy statement and the accompanying notice of Annual Meeting of stockholders and 2020 Annual Report is being delivered to multiple stockholders sharing an address, at the request of such stockholders. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement or the accompanying notice of Annual Meeting of stockholders or 2020 Annual Report to such a stockholder at a shared address to which a single copy of the document was delivered. Stockholders sharing an address may also submit requests for delivery of a single copy of this proxy statement or the accompanying notice of Annual Meeting of stockholders or 2020 Annual Report, but in such event will still receive separate forms of proxy for each account. To request separate or single delivery of these materials now or in the future, a stockholder may submit a written request to our Corporate Secretary, Chris Carlson, at our principal executive offices at 1331 Gemini Street, Suite 250, Houston, Texas 77058, or a stockholder may make a request by calling our Corporate Secretary, Chris Carlson at (866) 660-8156.

If you receive more than one Notice of Internet Availability of Proxy Materials, it means that your shares are registered differently and are held in more than one account. To ensure that all shares are voted, please either vote each account as discussed above under “Voting Process” on page 2, or sign and return by mail all proxy cards or voting instruction forms.

Voting Results

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of voting and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Company Mailing Address

The mailing address of our principal executive offices is 1331 Gemini Street, Suite 250, Houston, Texas 77058.

INCORPORATION BY REFERENCE

To the extent that this proxy statement has been or will be specifically incorporated by reference into any other filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the section of this proxy statement titled “Audit Committee Report” (to the extent permitted by the rules of the U.S. Securities and Exchange Commission (the “SEC” or the “Commission”)) shall not be deemed to be so incorporated, unless specifically provided otherwise in such filing.

VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS

Holders of record of our common stock, Series A Convertible Preferred Stock, Series B Preferred Stock and Series B1 Preferred Stock, at the close of business on the Record Date will be entitled to one vote per share on all matters properly presented at the Annual Meeting (subject to the Series B and B1 Beneficial Ownership Limitation). At the close of business on the Record Date, there were (a) 51,742,499 shares of our common stock outstanding; (b) 419,859 shares of our Series A Convertible Preferred Stock outstanding; (c) 2,035,666 shares of our Series B Preferred Stock; and (d) 5,497,450 shares of our Series B1 Preferred Stock outstanding. The common stock shares and Series A Convertible Preferred Stock shares each vote one vote on all stockholder matters to come before the Meeting. The Series B Preferred Stock and Series B1 Preferred Stock vote on a one-for-one basis at the Meeting subject to the Series B and B1 Beneficial Ownership Limitation, described above under “Record Date and Shares Entitled to Vote” on page 1.

As such, a total of 57,956,057 voting shares are eligible to be voted at the Annual Meeting, including 51,742,499 shares eligible to be voted by the common stockholders, 419,859 shares eligible to be voted by the holders of our Series A Convertible Preferred Stock, 2,035,666 shares eligible to be voted by our Series B Preferred Stock holders, and 3,758,033 shares eligible to be voted by of our Series B1 Preferred Stock holders (when factoring in the Series B and B1 Beneficial Ownership Limitation). Other than our common stock, Series A Convertible Preferred Stock, Series B Preferred Stock and Series B1 Preferred Stock, we have no other voting securities currently outstanding.

Our stockholders do not have dissenters’ rights or similar rights of appraisal with respect to the proposals described herein and, moreover, do not have cumulative voting rights with respect to the election of directors.

Security Ownership of Management and Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of our common stock, preferred stock and voting securities by (i) each person who is known by the Company to own beneficially more than five percent (5%) of our outstanding voting stock; (ii) each of our directors; (iii) each of our executive officers and significant employees; and (iv) all of our current executive officers, significant employees and directors as a group, as of the Record Date.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investing power with respect to securities. These rules generally provide that shares of common stock subject to options, warrants or other convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of the Record Date, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

Beneficial ownership as set forth below is based on our review of our record stockholders list and public ownership reports filed by certain stockholders of the Company, and may not include certain securities held in brokerage accounts or beneficially owned by the stockholders described below.

We believe that, except as otherwise noted and subject to applicable community property laws, each person named in the following table has sole investment and voting power with respect to the shares of common stock shown as beneficially owned by such person. Unless otherwise indicated, the address for each of the officers or directors listed in the table below is 1331 Gemini Street, Suite 250, Houston, Texas 77058.

Name	Number of Common Stock Shares (a)		Percent of Common Stock	Number of Series A Convertible Preferred Stock Shares(b)	Percent of Series A Convertible Preferred Stock	Number of Series B Preferred Stock Shares(c)	Percent of Series B Preferred Stock	Number of Series B1 Preferred Stock Shares(d)	Percent of Series B1 Preferred Stock	Total Voting Shares	Percent of Total Voting Shares
Benjamin P. Cowart	7,582,543	(1)	14.5%	—	—%	—	—%	44,715	* %	7,537,828	12.9%
Chris Carlson	1,309,224	(2)	2.5%	—	—%	—	—%	44,055	* %	1,353,279	2.3%
John Strickland	554,250	(3)	* %	—	—%	—	—%	—	—%	554,250	* %
Dan Borgen	430,324	(4)	* %	—	—%	—	—%	—	—%	430,324	* %
David Phillips	235,000	(5)	* %	—	—%	—	—%	—	—%	235,000	* %
Christopher Stratton	270,925	(6)	* %	—	—%	—	—%	—	—%	270,925	* %
Timothy C. Harvey	300,800	(7)	* %		—%		—%		—%	300,800	* %
James P. Gregory	150,000	(8)	* %	—	—%	—	—%	—	—%	150,000	* %
All Named Executive Officers and Directors as a Group (8 persons)	10,788,351		19.9%	—	—%	—	—%	88,770	* %	10,832,406	17.9%

5% Stockholders (9)
Common Stock
Laurence W. Lytton (10)	4,093,561	(11)	7.9%	—	—%	—	—%	—	—%	4,093,561	7.1%
Bunker One (USA), Inc. (12)	2,869,098		5.5%	—	—%	—	—%	—	—%	2,869,098	5.0%

Series A Convertible Preferred Stock
Fredrick W B Vogel (13)	—		—%	30,072	7.2%	—	—%	—	—%	30,072	* %

Series B Preferred Stock
Trellus Management Company, LLC (14)	1,868,541	(15)	3.6%	—	—%	1,739,795	85.5%	—	—%	1,868,541	3.1%

Series B1 Preferred Stock
Richard Jacinto II (16)	6,395,433	(17)	4.999%	—	—%	—	—%	4,504,443	80.3%	3,574,620	4.999%
CVI Investments, Inc. (18)	914,505	(17)	1.8%	—	—%	—	—%	773,739	14.1%	773,739	1.6%

* Indicates beneficial ownership of less than 1% of the total outstanding common stock, preferred stock or voting stock, as applicable.

(a) Includes (i) options, warrants and convertible securities exercisable or convertible for common stock, and (ii) shares of common stock issuable upon conversion of preferred stock, which shares are also provided separately in the table above where applicable, each within 60 days of the Record Date. The shares in the column “Number of Common Stock Shares” includes all shares which could be issued upon exercise or conversion of outstanding exercisable or convertible securities held by such stockholder, provided that the percentage set forth in the “Percent of Common Stock” column represents the total percentage of outstanding shares of common stock each holder is eligible to vote when taking into account the applicable beneficial ownership limitations described below.

(b) Each share of Series A Convertible Preferred Stock converts into common stock at the option of each holder on a one-for-one basis and votes one voting share on all stockholder matters.

(c) Each share of Series B Preferred Stock converts into common stock at the option of each holder on a one-for-one basis and votes one voting share on all stockholder matters. The Series B Preferred Stock are subject to a provision prohibiting the conversion of such Series B Preferred Stock shares into common stock of the Company, if upon such conversion, the holder thereof would beneficially own more than 9.999% of the Company’s then outstanding common stock. While the “Percentage” owned column reflects this limitation (in the event the percentage of total beneficial ownership would have exceeded 9.999%, but for the limitation), the “Number of Shares” columns represent the total shares beneficially owned without regard to the 9.999% beneficial ownership limitation.

(d) Each share of Series B1 Preferred Stock converts into common stock at the option of each holder on a one-for-one basis and votes one voting share on all stockholder matters. The Series B1 Preferred Stock are subject to a provision prohibiting the conversion of such Series B1 Preferred Stock shares into common stock of the Company, if upon such conversion, the holder thereof would beneficially own more than 9.999% of the Company’s then outstanding common stock (the “Series B1 Beneficial Ownership Limitation”). While the “Percentage” owned column reflects this limitation (in the event the percentage of total beneficial ownership would have exceeded 9.999%, but for the limitation), the “Number of Shares” columns represent the total shares beneficially owned without regard to the 9.999% beneficial ownership limitation. Additionally, certain stockholders of the Company’s Series B1 Preferred Stock, as discussed in the footnotes below, have agreed to reduce the beneficial ownership percentage of the Series B1 Preferred Stock to 4.99%.

(1) Includes 100,765 shares held by VTX, Inc. (“VTX”), 7,500 shares of common stock owned by Vertex Holdings, L.P. (“Holdings”) which Mr. Cowart has control over and which shares Mr. Cowart is deemed to beneficially own, includes 4,796,761 shares of common stock and 44,715 shares of Series B1 Preferred Stock held through Mr. Cowart’s family partnership (B&S Cowart II Family LP), which shares he is deemed to beneficially own, 2,017,275 shares of common stock which Mr. Cowart holds personally, 174,085 shares held by Mr. Cowart’s wife and 70,214 shares held by a trust beneficially owned by Mr. Cowart’s wife, which shares Mr. Cowart is deemed to beneficially own. Also includes warrants to purchase 8,013 shares of the Company’s common stock with an exercise price of $1.53 per share, which expire if unexercised on November 13, 2021 (the “B1 Warrants”). Also includes options to purchase 318,500 shares of common stock which options have vested and which vest within 60 days of the Record Date. Takes into account the Series B1 Beneficial Ownership Limitation.

(2) Includes options to purchase 484,250 shares of our common stock which options have vested and which vest within 60 days of the Record Date. Also includes warrants to purchase 8,013 shares of the Company’s common stock with an exercise price of $1.53 per share, which expire if unexercised on November 13, 2021 and 44,055 shares of Series B1 Preferred Stock.

(3) Includes options to purchase 491,750 shares of common stock which options have vested and which vest within 60 days of the Record Date.

(4) Includes options to purchase 235,000 shares of our common stock which options have vested and which vest within 60 days of the Record Date. Also includes 195,324 shares of common stock held by KKB Holdings LLC, a limited liability company which is owned by a Family Trust, which entity is owned by family members of Dan Borgen, who serves as a member of and as President of such entity, which securities Mr. Borgen is deemed to beneficially own.

(5) Includes options to purchase 235,000 shares of common stock which options have vested and which vest within 60 days of the Record Date.

(6) Includes options to purchase 205,000 shares of our common stock which options have vested and which vest within 60 days of the Record Date.

(7) Includes 4,000 shares of common stock held in the name of the Caylyn Harvey Trust, 1,800 shares of common stock held in the name of the Lexie Harvey Irrevocable Trust and 10,000 shares of common stock held in the name of the Timothy & Melinda Harvey TTEES Harvey Trust U/A DTD 09/14/92, which shares Mr. Harvey is deemed to beneficially own. Includes options to purchase 285,000 shares of common stock which options have vested and which vest within 60 days of the Record Date.

(8) Includes options to purchase 150,000 shares of common stock which options have vested and which vest within 60 days of the Record Date.

(9) To our knowledge, except as noted in the table above, no person or entity is the beneficial owner of more than 5% of the voting power of the Company’s common stock, or any series of preferred stock. Preferred Stock stockholders who have the right to convert such preferred stock into, and/or vote more than, 5% or more of our outstanding common stock, but which do not own more than 5% of our common stock prior to such conversion(s) as of the Record Date, are listed in the specific table relating to the preferred stock shares which they own.

(10) Address is 467 Central Park West, NY, NY 10025.

(11) Based on information reported on Schedule 13G/A filed by Laurence W. Lytton with the SEC on February 16, 2021, which has not been independently verified.

(12) The principal officers of Bunker One (USA), Inc. are Torben Ostergaard-Nielsen, Chief Executive Officer and Direct Owner of Self Invest and Beneficial Owner of the Bunker One group, Sara Shipman Myers, Director and Managing Director, Peter Zachariassen, Secretary and Director, and Carlos Gilberto Torres Padilla, Director. Address: 107 Saint Francis Street, 23rd Floor, Suite 2370, Mobile, AL 36602. Based on information reported on Schedule 13D filed by Bunker One (USA), Inc. with the SEC on January 17, 2020, which has not been independently verified.

(13) Address is 902 Duke St, Shelby, North Carolina 28150-4719. All information comes from the Company’s Series A Convertible Preferred Stock stockholders list as maintained by the Company’s transfer agent. The Company has no knowledge of the individual beneficial owner of the shares held by the named stockholder.

(14) Address is 350 Madison Avenue, 8th Floor, New York, NY 10017.

(15) Represents securities beneficially owned by Trellus Small Cap Opportunity Fund, LP and Trellus Partners, LP, which are beneficially owned by Trellus Management Company, LLC (“Trellus”) and Adam Usdan, the President of Trellus, who may be deemed to beneficially own the securities owned by Trellus. Ownership of Series B Preferred Stock and Series B1 Preferred Stock are subject to the beneficial ownership limitations described in footnotes (c) and (d) above. Ownership of certain other convertible securities held by the stockholder are also subject to similar beneficial ownership limitations. All information comes from the Company’s list of record stockholders as maintained by the Company’s transfer agent, and has not been independently verified.

(16) Address is P.O. Box 7080, San Carlos, CA 94070. All information comes from the Company’s list of record stockholders as maintained by the Company’s transfer agent, and has not been independently verified.

(17) Ownership of Series B1 Preferred Stock is subject to the beneficial ownership limitation described in footnote (d) above, and an additional, contractually agreed to beneficial ownership limitation, which reduced the 9.99% ownership limitation described in footnote (d) above to 4.999%. Ownership of certain other convertible/exercisable securities held by the stockholder is also subject to similar beneficial ownership limitation.

(18) The address of the stockholder is 101 California Street, Suite 3250, San Francisco, CA 94111. Heights Capital Management, Inc., the authorized agent of CVI Investments, Inc. (“CVI”), has discretionary authority to vote and dispose of the shares held by CVI and may be deemed to be the beneficial owner of these shares. Martin Kobinger, in his capacity as Investment Manager of Heights Capital Management, Inc., may also be deemed to have investment discretion and voting power over the shares held by CVI. Mr. Kobinger disclaims any such beneficial ownership of the shares. All information comes from the Company’s list of record stockholders as maintained by the Company’s transfer agent, and has not been independently verified.

Change of Control

The Company is not aware of any arrangements which may at a subsequent date result in a change of control of the Company.

CORPORATE GOVERNANCE

The Company promotes accountability for adherence to honest and ethical conduct; endeavors to provide full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with the SEC and in other public communications made by the Company; and strives to be compliant with applicable governmental laws, rules and regulations.

Board Leadership Structure

Our Board of Directors has the responsibility for selecting the appropriate leadership structure for the Company. In making leadership structure determinations, the Board of Directors considers many factors, including the specific needs of the business and what is in the best interests of the Company’s stockholders. Our current leadership structure is comprised of a combined Chairman of the Board and Chief Executive Officer (“CEO”), Mr. Cowart. The Board of Directors believes that this leadership structure is the most effective and efficient for the Company at this time. Mr. Cowart possesses detailed and in-depth knowledge of the issues, opportunities, and challenges facing the Company, and is thus best positioned to develop agendas that ensure that the Board of Directors’ time and attention are focused on the most critical matters. Combining the Chairman of the Board and CEO roles promotes decisive leadership, fosters clear accountability and enhances the Company’s ability to communicate its message and strategy clearly and consistently to our stockholders, particularly during periods of turbulent economic and industry conditions.

Risk Oversight

Effective risk oversight is an important priority of the Board of Directors. Because risks are considered in virtually every business decision, the Board of Directors discusses risks throughout the year generally or in connection with specific proposed actions. The Board of Directors’ approach to risk oversight includes understanding the critical risks in the Company’s business and strategy, evaluating the Company’s risk management processes, allocating responsibilities for risk oversight among the full Board of Directors, and fostering an appropriate culture of integrity and compliance with legal responsibilities.

The Board of Directors exercises direct oversight of strategic risks to the Company. The Audit Committee reviews and assesses the Company’s processes to manage business and financial risk and financial reporting risk. It also reviews the Company’s policies for risk assessment and assesses steps management has taken to control significant risks. The Compensation Committee oversees risks relating to compensation programs and policies. In each case management periodically reports to our Board or relevant committee, which provides guidance on risk assessment and mitigation. The Nominating and Corporate Governance Committee recommends the slate of director nominees for election to the Company’s Board of Directors, identifies and recommends candidates to fill vacancies occurring between annual stockholder meetings, reviews, evaluates and recommends changes to the Company’s Corporate Governance Guidelines, and establishes the process for conducting the review of the Chief Executive Officer’s performance. The Related Party Transaction Committee is charged with the review and pre-approval of any and all related party transactions. The Risk Committee assists the Board in connection with the oversight of the Company’s management of key risks, including strategic and operational risks, as well as the guidelines, policies and processes for monitoring and mitigating such risks in connection with, among other things, sales, market dynamics, and hedging strategies (the Company’s committees are described in greater detail below under “Committees of the Board” on page 13).

Family Relationships

None of our directors are related by blood, marriage, or adoption to any other director, executive officer, or other key employees.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including directors, pursuant to which the officer was selected to serve as an officer.

Other Directorships

No directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act), except as described below in the work histories of the directors under “Proposal 1 - Election of Directors”, beginning on page 40.

Involvement in Certain Legal Proceedings

None of our executive officers or directors has been involved in any of the following events during the past ten years:

(1)	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(2)	any conviction in a criminal proceeding or being a named subject to a pending criminal proceeding (excluding traffic violations and minor offenses);

(3)	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

(4)	being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law;

(5)	being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies, including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(6)	being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section (1)(a)(40) of the Commodity Exchange Act), or any equivalent exchange, association, entity, or organization that has disciplinary authority over its members or persons associated with a member.

Board of Directors Meetings

The Company held four official meetings of the Board of Directors of the Company during the last fiscal year ending December 31, 2020. Each director attended at least 75% of the total number of meetings of the Board and Board committees on which the director served. The Company has not adopted a policy requiring its directors to attend its annual meeting of stockholders. None of our directors attended last year’s annual meeting other than Mr. Cowart, who is also our Chief Executive Officer.

Board Observer Right

Pursuant to a Joint Supply and Marketing Agreement entered into with Bunker One (USA), Inc. on January 10, 2020 (discussed in greater detail below under “Certain Relationships and Related Transactions” – “Agreements with Bunker One (USA), Inc.” – “JSMA”), we provided Bunker One the right to have a representative attend meetings of the Board of Directors of the Company and the committees of the Board (in a non-voting observer capacity) for so long as the JSMA remains in place (the “Board Observer Right”).

COMMITTEES OF THE BOARD

Board Committee Membership

	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Related Party Transaction Committee	Risk Committee
Benjamin P. Cowart (1)
Dan Borgen	M	C	M	M
David Phillips	M	M	M	C
Christopher Stratton	C	M	C		M
Timothy C. Harvey					C
James P. Gregory

(1) Chairman of Board of Directors.

C - Chairman of Committee.

M - Member.

The charter for each committee of the Board identified below is available on our website at www.vertexenergy.com. Copies of the committee charters are also available for free upon written request to our Corporate Secretary. Additionally, the committee charters (other than the Risk Committee Charter and Amended Charter of the Compensation Committee) were filed as an exhibit to the Company’s Form 8-K/A dated February 13, 2013, filed with the SEC on February 13, 2013 as Exhibit 99.2. The charter of the Risk Committee was filed as Exhibit 99.2 to the Company’s Form 10-Q for the period ended September 30, 2013, filed with the SEC on November 6, 2013 and the Amended Compensation Committee Charter was filed as Exhibit 99.1 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 14, 2014.

Audit Committee

The Audit Committee, which is comprised exclusively of independent directors, has been established by the Board to oversee our accounting and financial reporting processes and the audits of our financial statements.

The Board has selected the members of the Audit Committee based on the Board’s determination that the members are financially literate (as required by NASDAQ Capital Market (“NASDAQ”) rules) and qualified to monitor the performance of management and the independent auditors and to monitor our disclosures so that our disclosures fairly present our business, financial condition and results of operations.

The Board has also determined that Mr. Stratton, is an “audit committee financial expert” (as defined in the SEC rules) because he has the following attributes: (i) an understanding of generally accepted accounting principles in the United States of America (“GAAP”) and financial statements; (ii) the ability to assess the general application of such principles in connection with accounting for estimates, accruals and reserves; (iii) experience analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements; (iv) an understanding of internal control over financial reporting; and (v) an understanding of audit committee functions. Mr. Stratton has acquired these attributes by means of having held various positions that provided relevant experience, as described in his biographical information under “Proposal 1 - Election of Directors” below (beginning on page 40).

The Audit Committee has the sole authority, at its discretion and at our expense, to retain, compensate, evaluate and terminate our independent auditors and to review, as it deems appropriate, the scope of our annual audits, our accounting policies and reporting practices, our system of internal controls, our compliance with policies regarding business conduct and other matters. In addition, the Audit Committee has the authority, at its discretion and at our expense, to retain special legal, accounting or other advisors to advise the Audit Committee.

The Audit Committee held four meetings during the year ended December 31, 2020 and is currently comprised of Messrs. Stratton (Chairman), Borgen, and Phillips.

You can access our Audit Committee Charter on our website at www.vertexenergy.com (“Investor Relations” - “Corporate Governance”), and any stockholder who so requests may obtain a free copy of our Audit Committee Charter by submitting a written request to our Corporate Secretary. Additionally, the Audit Committee Charter was filed as an exhibit to the Company’s Form 8-K/A filed with the SEC on February 13, 2013 as Exhibit 99.2.

Compensation Committee

The Compensation Committee, which is comprised exclusively of independent directors, is responsible for the administration of our stock compensation plans, approval, review and evaluation of the compensation arrangements for our executive officers and directors and oversees and advises the Board on the adoption of policies that govern the Company’s compensation and benefit programs. In addition, the Compensation Committee has the authority, at its discretion and at our expense, to retain special legal, accounting or other advisors to advise the Compensation Committee.

The Compensation Committee held four meetings during the year ended December 31, 2020 and is currently comprised of Messrs. Borgen (Chairman), Stratton, and Phillips, each independent members of the Board of Directors.

You can access our Compensation Committee Charter on our website at www.vertexenergy.com  (“Investor Relations” - “Corporate Governance”), and any stockholder who so requests may obtain a free copy of our Compensation Committee Charter by submitting a written request to our Corporate Secretary. Additionally, the Amended Compensation Committee Charter was filed as an exhibit to the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 14, 2014 as Exhibit 99.1.

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Messrs. Borgen (Chairman), Stratton, and Phillips, who are all independent members of our Board of Directors. No member of the Compensation Committee is an employee or a former employee of the Company, other than Mr. Stratton, who served as Chief Financial Officer of the Company from August 2009 to June 2010. During fiscal 2020, none of our executive officers served on the compensation committee (or its equivalent) or Board of Directors of another entity whose executive officer served on our Compensation Committee. Accordingly, the Compensation Committee members have no interlocking relationships required to be disclosed under SEC rules and regulations.

Nominating and Governance Committee

The Nominating and Governance Committee, which is comprised exclusively of independent directors, is responsible for identifying prospective qualified candidates to fill vacancies on the Board, recommending director nominees (including chairpersons) for each of our committees, developing and recommending appropriate corporate governance guidelines and overseeing the self-evaluation of the Board.

In considering individual director nominees and Board committee appointments, our Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and Board committees and to identify individuals who can effectively assist the Company in achieving our short-term and long-term goals, protecting our stockholders’ interests and creating and enhancing value for our stockholders. In so doing, the Nominating and Governance Committee considers a person’s diversity attributes (e.g., professional experiences, skills, background, race and gender) as a whole and does not necessarily attribute any greater weight to one attribute. Moreover, diversity in professional experience, skills and background, and diversity in race and gender, are just a few of the attributes that the Nominating and Governance Committee takes into account. In evaluating prospective candidates, the Nominating and Governance Committee also considers whether the individual has personal and professional integrity, good business judgment and relevant experience and skills, and whether such individual is willing and able to commit the time necessary for Board and Board committee service.

While there are no specific minimum requirements that the Nominating and Governance Committee believes must be met by a prospective director nominee, the Nominating and Governance Committee does believe that director nominees should possess personal and professional integrity, have good business judgment, have relevant experience and skills, and be willing and able to commit the necessary time for Board and Board committee service. Furthermore, the Nominating and Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending individuals that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound business judgment using their diversity of experience in various areas. We believe our current directors possess diverse professional experiences, skills and backgrounds, in addition to (among other characteristics) high standards of personal and professional ethics, proven records of success in their respective fields and valuable knowledge of our business and our industry.

The Nominating and Governance Committee uses a variety of methods for identifying and evaluating director nominees. The Nominating and Governance Committee also regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or other circumstances. In addition, the Nominating and Governance Committee considers, from time to time, various potential candidates for directorships. Candidates may come to the attention of the Nominating and Governance Committee through current Board members, professional search firms, stockholders or other persons. These candidates may be evaluated at regular or special meetings of the Nominating and Governance Committee and may be considered at any point during the year.

The Committee evaluates director nominees at regular or special Committee meetings pursuant to the criteria described above and reviews qualified director nominees with the Board. The Committee selects nominees that best suit the Board’s current needs and recommends one or more of such individuals for election to the Board.

The Committee will consider candidates recommended by stockholders, provided the names of such persons, accompanied by relevant biographical information, and other information as required by the Company’s Bylaws, are properly submitted in writing to the Secretary of the Company in accordance with the manner described for stockholder proposals under “Stockholders Proposals” on page 53 below. The Secretary will send properly submitted stockholder recommendations to the Committee. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration received by individuals identified to the Committee through other means. The Committee also may, in its discretion, consider candidates otherwise recommended by stockholders without accompanying biographical information, if submitted in writing to the Secretary.

In addition, the Company’s Bylaws permit stockholders to nominate directors at an annual meeting of stockholders or at a special meeting at which directors are to be elected in accordance with the notice of meeting pursuant to the requirements of the Company’s Bylaws and applicable NASDAQ and SEC rules and regulations.

The Nominating and Governance Committee did not hold any meetings during the year ended December 31, 2020, but did take further actions via a consent to action without meeting to approve the nominees for the 2021 Annual meeting. The Nominating and Governance Committee is currently comprised of Messrs. Stratton (Chairman), Borgen, and Phillips, each independent members of the Board of Directors.

You can access our Nominating and Governance Committee Charter on our website at www.vertexenergy.com (“Investor Relations” - “Corporate Governance”), and any stockholder who so requests may obtain a free copy of our Nominating and Governance Committee Charter by submitting a written request to our Corporate Secretary. Additionally, the Nominating and Governance Committee Charter was filed as an exhibit to the Company’s Form 8-K/A filed with the SEC on February 13, 2013 as Exhibit 99.2.

Related Party Transaction Committee

The Related Party Transaction Committee is required to include at least two “independent directors” (defined to mean any individual who does not beneficially own more than 5% of the outstanding voting shares of the Company, is not employed by, or an officer of, the Company or any entity related to Benjamin P. Cowart, is not a director or manager of any such company, is not a family member of Mr. Cowart, and would qualify as an “Independent Director” as defined in the rules and regulations of NASDAQ). This Related Party Transaction Committee is charged with the review and pre-approval of any and all related party transactions.

The Related Party Transaction Committee did not hold any meetings during the year ended December 31, 2020. The Related Party Transaction Committee is currently comprised of Messrs. Phillips (Chairman), and Borgen, each independent members of the Board of Directors.

You can access our Related Party Transaction Committee Charter on our website at www.vertexenergy.com (“Investor Relations” - “Corporate Governance”), and any stockholder who so requests may obtain a free copy of our Related Party Transaction Committee Charter by submitting a written request to our Corporate Secretary. Additionally, the Related Party Transaction Committee Charter was filed as an exhibit to the Company’s Form 8-K/A filed with the SEC on February 13, 2013 as Exhibit 99.2.

Risk Committee

The Risk Committee’s role is to assist the Board in connection with the oversight of the Company’s management of key risks, including strategic and operational risks, as well as the guidelines, policies and processes for monitoring and mitigating such risks in connection with, among other things, sales, market dynamics, and hedging strategies.

Subject to the sole determination of the Board and where applicable, the Audit Committee, the principal responsibilities and functions of the Risk Committee are to review and discuss with management the Company’s risk governance structure, risk assessment and risk management practices, the guidelines, policies and processes for risk assessment and risk management and the effectiveness of applicable risk management frameworks; to review and discuss with management the Company’s risk appetite, tolerance and strategy relating to key risks, including credit risk, legal risk, regulatory risk, operational risk, liquidity and funding risk, market risk, product and sales risk, risk relating to hedging transactions and reputational risk, as well as the guidelines, policies and processes for monitoring and mitigating such risks; to review at least yearly, the major risk exposures of the Company and its business units, including market, credit, operational, liquidity, funding, and reputational risk, against established risk measurement methodologies and the steps management has taken to monitor and control such exposures; to assess whether compliance and risk mitigation programs and initiatives are fulfilling their purpose or require any modification, and suggest remedial action where necessary; to review disclosure regarding risk contained in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, if any; and to review reports on selected risk topics as the Committee deems appropriate from time to time; to discharge any other duties or responsibilities delegated to the Committee by the Board.

The Risk Committee held one meeting during the year ended December 31, 2020. The Risk Committee is currently comprised of Messrs. Harvey (Chairman) and Stratton, each independent members of the Board of Directors.

The Risk Committee Charter was filed as an exhibit to the Company’s Form 10-Q for the period ended September 30, 2013, filed with the SEC on November 6, 2013 as Exhibit 99.2 thereto, and any stockholder who so requests may obtain a free copy of our Risk Committee Charter by submitting a written request to our Corporate Secretary.

Executive Sessions of the Board of Directors

The independent members of the Board of Directors of the Company meet in executive session (with no management directors or management present) from time to time, but at least once annually. The executive sessions include whatever topics the independent directors deem appropriate.

Stockholder Communications with the Board

Our stockholders and other interested parties may communicate with members of the Board by submitting such communications in writing to our Corporate Secretary, 1331 Gemini Street, Suite 250, Houston, Texas 77058, who, upon receipt of any communication other than one that is clearly marked “Confidential,” will note the date the communication was received, open the communication, make a copy of it for our files and promptly forward the communication to the director(s) to whom it is addressed. Upon receipt of any communication that is clearly marked “Confidential,” our Corporate Secretary will not open the communication, but will note the date the communication was received and promptly forward the communication to the director(s) to whom it is addressed. If the correspondence is not addressed to any particular Board member or members, the communication will be forwarded to a Board member to bring to the attention of the Board.

Director Independence

The Board of Directors annually determines the independence of each director and nominee for election as a director. The Board makes these determinations in accordance with NASDAQ’s listing standards for the independence of directors and the SEC’s rules.

In assessing director independence, the Board considers, among other matters, the nature and extent of any business relationships, including transactions conducted, between the Company and each director and between the Company and any organization for which one of our directors is a director or executive officer or with which one of our directors is otherwise affiliated.

The Board has affirmatively determined that each of Mr. Borgen, Mr. Phillips, Mr. Stratton and Mr. Harvey are independent. Due to the fact that Mr. Cowart serves as our Chief Executive Officer and President, Mr. Cowart is not independent. Due to the fact that Mr. Gregory is the General Counsel of Vertex Refining NV, LLC (“Vertex Refining Nevada”), our wholly-owned subsidiary, Mr. Gregory is not independent. A majority of the Board is comprised of independent directors.

Code of Conduct

Pursuant to NASDAQ and SEC rules, we have adopted a Code of Ethical Business Conduct (“Code of Conduct”) that applies to all of our directors, officers and employees.

You can access our Code of Conduct on our website at www.vertexenergy.com (“Investor Relations” - “Corporate Governance”), and any stockholder who so requests may obtain a free copy of our Code of Conduct by submitting a written request to our Corporate Secretary. Additionally, the Code of Conduct was filed as an exhibit to the Company’s Form 8-K/A dated February 13, 2013, filed with the SEC on February 13, 2013 as Exhibit 14.1.

We intend to disclose any amendments to our Code of Conduct and any waivers with respect to our Code of Conduct granted to our principal executive officer, our principal financial officer, or any of our other employees performing similar functions on our website at www.vertexenergy.com within four business days after the amendment or waiver. In such case, the disclosure regarding the amendment or waiver will remain available on our website for at least 12 months after the initial disclosure. There have been no waivers granted with respect to our Code of Conduct to any such officers or employees.

Whistleblower Protection Policy

The Company adopted a Whistleblower Protection Policy (“Whistleblower Policy”) that applies to all of its directors, officers, employees, consultants, contractors and agents of the Company. You can access our Whistleblower Policy on our website at www.vertexenergy.com (“Investor Relations” - “Corporate Governance”), and any stockholder who so requests may obtain a free copy of our Whistleblower Policy by submitting a written request to our Corporate Secretary. The Whistleblower Policy has been reviewed and approved by the Board. The Company’s Whistleblower Policy was filed as an exhibit to the Company’s Form 8-K/A dated February 13, 2013, filed with the SEC on February 13, 2013 as Exhibit 14.1.

Policy on Equity Ownership

The Company does not have a policy on equity ownership at this time. However, as illustrated in the “Security Ownership of Certain Beneficial Owners and Management” table on page 8, all Named Executive Officers and directors are beneficial owners of stock of the Company.

Insider Trading/Anti-Hedging Policies

All employees, officers and directors of the Company or any of our subsidiaries are subject to our Insider Trading Policy. The policy prohibits the unauthorized disclosure of any nonpublic information acquired in the workplace and the misuse of material nonpublic information in securities trading. The policy also prohibits trading in Company securities during certain pre-established blackout periods around the filing of periodic reports and the public disclosure of material information.

The Company recognizes that hedging against losses in Company shares may disturb the alignment between shareholders and executives that equity awards are intended to build. Accordingly, the Company has incorporated prohibitions on various hedging activities within its Insider Trading Policy. Specifically, the policy prohibits all short sales of Company stock and any trading in derivatives (such as put and call options) that relate to Company securities.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our executive officers.

Name	Position	Age
Benjamin P. Cowart	President and Chief Executive Officer	52
Chris Carlson	Chief Financial Officer and Secretary	48
John Strickland	Chief Operating Officer	67

BENJAMIN P. COWART, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Information regarding Mr. Cowart is set forth in “Proposal No. 1 – Election of Directors”, below (beginning on page 40).

CHRIS CARLSON – CHIEF FINANCIAL OFFICER AND SECRETARY — Mr. Carlson has served as our Secretary since our inception and Chief Financial Officer since June 2010. Mr. Carlson brings a range of experience to his role with the Company. Mr. Carlson worked for Vertex Holdings, L.P. (“Holdings”) as the Vice President of Finance prior to the April 16, 2009, merger between Holdings, the Company, World Waste Technologies, Inc. (“World Waste”) and Vertex Merger Sub, LLC (the “Merger”) where he oversaw the administrative functions of the Company, including legal and banking, a position which he had held since October 2001. Mr. Carlson worked for FuelQuest, Inc. before joining Holdings in 2001. There he worked as a Project Lead managing implementations of e-commerce services for new customers. In addition, he also planned and developed testing requirements for e-commerce applications. Mr. Carlson was with Pagenet, a wireless communications company prior to FuelQuest, Inc., where he worked as a Strategic Account Supervisor. Mr. Carlson earned his BS degree in Business Finance from the University of Houston.

JOHN STRICKLAND – CHIEF OPERATING OFFICER — Mr. Strickland was appointed as Chief Operating Officer of the Company effective on October 1, 2015. Mr. Strickland served as our Manager of Supply from the date of our April 16, 2009 merger transaction with Holdings. Prior to the consummation of the merger, Mr. Strickland had worked with Holdings as its Manager of Supply since October 2007. Prior to joining Holdings, Mr. Strickland was employed by Texpar Energy L.L.C., first as General Manager from November 1999 to November 2003, and then as Project Manager from November 2003 to October 2007. From 1986 to 1999, he was the General Manager and Vice-President of Sellers Oil Inc., then one of the largest recycling and fuel marketers of used oil and #6-fuel oil in the southeast. Mr. Strickland has over 21 years of experience in management roles of developing companies in the recycling of used oils and the fuel blending business. In his various positions, he has developed used oil collection fleets, environment services (non-hazardous), terminal business of #6-oil from water ports and helped develop software for used oil collection fleets.

AUDIT COMMITTEE REPORT

The Audit Committee, which is comprised exclusively of independent directors, represents and assists the Board of Directors in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the performance of the Company’s internal audit function and independent registered public accounting firm, and risk assessment and risk management. The Audit Committee manages the Company’s relationship with its independent registered public accounting firm (which reports directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

In connection with the audited financial statements of the Company for the year ended December 31, 2020, the Audit Committee of the Board of Directors of the Company (1) reviewed and discussed the audited financial statements with the Company’s management; (2) discussed with the Company’s independent auditors the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the Securities and Exchange Commission; (3) received the written disclosures and the letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence; (4) discussed with the independent auditors the independent auditors’ independence; and (5) considered whether the provision of non-audit services by the Company’s principal auditors is compatible with maintaining auditor independence.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements for the year ended December 31, 2020 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the Securities and Exchange Commission.

The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.

The Audit Committee of Vertex Energy, Inc.

/s/ Christopher Stratton (Chairman)

/s/ Dan Borgen

/s/ David Phillips

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has reviewed and discussed the Company’s Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (by incorporation by reference) and proxy statement for the Company’s 2021 Annual Meeting of Stockholders, as filed with the Securities and Exchange Commission.

Respectfully submitted,

The Compensation Committee of Vertex Energy, Inc.

/s/ Dan Borgen, Chairman

/s/ David Phillips

/s/ Christopher Stratton

EXECUTIVE AND DIRECTOR COMPENSATION

Compensation Discussion and Analysis

This section explains our executive compensation program and specifically describes the application of that program to the Named Executive Officers (defined below under “Summary Executive Compensation Table” on page 26) whose compensation information is presented in the tables and narrative discussion below in accordance with Securities and Exchange Commission rules.

Objectives and Philosophy of Our Executive Compensation Program

 The Compensation Committee seeks to achieve three broad objectives in connection with our executive compensation program. First, to reward executives for the achievement of business objectives. Second the program is intended to provide executives with equity incentives so as to link a portion of the executive’s compensation with the future performance of the Company. Third, the Compensation Committee structures its executive program to enable the Company to attract and retain valuable employees and remain competitive within our industry.

We have entered into employment agreements with our executive officers. These employment agreements establish annual base salary and annual bonus amounts (or provide the Compensation Committee authority to grant discretionary bonuses) that the Compensation Committee may increase from time to time in their sole discretion. In general, the Compensation Committee has tied potential bonus compensation to performance factors, including the executive officers’ efforts and contributions towards obtaining corporate objectives and our performance (mainly the increase in our net income year-over-year).

In making compensation decisions, the Compensation Committee considers a number of factors, one is to keep the executive officer compensation program well-defined and easily understood and to link each executive’s compensation to the success of the business, with a focus on continuous growth and development of sustainable stockholder value. Our Compensation Committee determines the amount of each element of compensation, as well as the overall mix of compensation elements.

Components of our Executive Compensation Program

The primary elements of our executive compensation program are:

●	base salary;
●	annual cash incentive bonuses;
●	long-term and equity-based incentives, including stock options;
●	severance benefits; and
●	medical and other insurance benefits.

These elements have been chosen to foster the potential for both current and long-term payouts and to attract and retain executive talent. We do not have any policy or target for allocating compensation between long-term and short-term compensation, between cash and non-cash compensation or among the different forms of non-cash compensation. Instead, the Compensation Committee determines what it believes to be the appropriate level and mix of the various compensation components based on its review of compensation of similarly situated executives in our peer group, the advice of consultants and our compensation philosophy described above. Our compensation strategy is designed to offer competitive compensation packages to attract, motivate and reward qualified employees who contribute significant value to us and reward performance, such as attainment of business and individual associate goals, business results, leadership, and strong relationships with clients, and is not based on rewarding seniority.

Base Salary

We use base salaries to recognize the experience, skills, knowledge and responsibilities of our executive officers. None of our Named Executive Officers is currently party to an employment agreement that provides for automatic or scheduled increases in base salary. The base salaries of our executives have not varied widely from year to year as described below under “Summary Executive Compensation Table” on page 26.

On an annual basis, our Compensation Committee reviews and evaluates for adjustment the base salaries of our executives based on the scope of an executive’s responsibilities, individual contribution, prior experience and sustained performance. Base salaries are also reviewed and adjusted, as deemed appropriate, in the case of promotions or other significant changes in responsibility. No formulaic base salary increases are provided to our Named Executive Officers. In making decisions regarding salary increases, we may also draw on the experiences of members of our Board of Directors with other companies and the peer group compensation data reviewed by the Compensation Committee.

The long-term incentive awards in our compensation program are around incentives that we believe will also drive stockholder value. Performance stock options when issued do not accrue value to the executive officer unless and until stockholder value is created through company performance (i.e., all stock options are granted at or above market price on the date of issuance). We also believe that an executive officer should hold an equity stake in the Company to further motivate the creation of stockholder value, provided that we do not have a policy in place requiring such ownership.

Annual Cash Incentive Bonuses

A significant portion of the total compensation of our Named Executive Officers has historically been directly linked to Company performance in the form of cash incentive bonus payments. We believe this provides our executives an opportunity to earn above peer average compensation if the Company delivers superior results.

We link a significant portion of our executives’ cash compensation to the Company’s performance, as measured for our Named Executive Officers (and certain high-level employees) other than our Chief Executive Officer, by our year-over-year net income growth (less certain items not directly effecting net income, such as income tax benefit). Our high-level employees and executives have the ability, in the discretion of the Compensation Committee, to earn bonuses based on certain pre-determined percentages of their base salary, which aggregate bonuses for all executives and all high-level employees is determined based on multiple criteria, which include but are not limited to, financial performance, increases in shareholder value (i.e., stock price), growth in market share, regulatory compliance, and health, safety and environmental performance.

The annual bonuses for our Chief Executive Officer and other executive officers are determined in the sole discretion of the Compensation Committee, based on the advice of consultants, the Company’s annual performance, and the bonuses paid to chief executive officers and other officers in the Company’s peer group. Cash bonuses were paid to certain of our executive officers for fiscal 2019, as described below under “Summary Executive Compensation Table”, beginning on page 26. Cash bonuses for 2020 are anticipated to be paid to our executive officers; however, as discussed below, such bonuses have not yet been determined.

Long-Term and Equity-Based Incentives

Our equity compensation program is a broad-based, long-term employee retention program that is intended to attract, retain and motivate our employees, officers and directors and to align their interests with those of our stockholders. We believe that our equity program is critical to our efforts to hire and retain the best talent in the extremely competitive used oil industry. We use stock options as a way to reward long-term value creation. Consistent with our Compensation Committee’s desire to tie pay to performance, the value of option awards is directly linked to the long-term performance of our stock price. While we have not previously issued restricted stock or equity awards other than stock options, the Compensation Committee reserves the right to issue such securities in the future, in the event it determines that such securities are beneficial to the Company’s compensation program.

Historically, the Compensation Committee has not granted stock options on a set schedule or based on any pre-determined schedule. Instead, the Compensation Committee grants stock options from time to time, in its sole discretion, based on the Company’s performance, the length of time prior stock options have been outstanding, the amount of stockholder dilution which would result from the grant of such stock options and our stock price. Notwithstanding the above, the Compensation Committee has historically sought to grant stock options to new hirees/appointees shortly after their engagement/appointment. Generally, all stock awards have a term of ten years (five years for greater than 10% stockholders), are granted at market (or 10% above in the event of greater than 10% stockholders), and vest at the rate of 1/4th of such options each year for four years, assuming such holders continue to be employed by us.

We believe that meaningful vesting periods encourage recipients to remain with the Company over the long term. Because the value of the awards is based on our stock price, stock options encourage recipients to focus on achievement of longer-term goals, such as strategic opportunities, technological innovation and stockholder return.

Grants of stock options (and other equity awards) are made under our Equity Incentive Plans and the plans are administered pursuant to Rule 16b-3 of the Exchange Act. When considering the grant of stock-based awards, the Compensation Committee gives consideration to our overall performance and the performance of individual employees.

Severance Benefits

Our employment agreements with our Named Executive Officers generally provide for severance pay (for 12 months) upon the termination of such Named Executive Officers employment with us without cause or by the executives for good reason (as described in such agreements). Upon the termination of a Named Executive Officer’s employment agreement during the twelve-month period following a change of control or in anticipation of a change of control (as defined therein), we are required to pay a cash severance payment in a lump sum in an amount equal to 3.0 times the sum of such executive officer’s current base salary and the amount of the last bonus payable to such executive. Severance benefits are consistent with the Company’s peer group, and intended to provide the executives a comfort level that their employment will not be terminated without cause, unless they receive severance pay sufficient for them to relocate if necessary and/or find alternative employment.

Benefits and Other Compensation

We maintain broad based benefits that are provided to all employees, including health and dental insurance, life and disability insurance and a 401(k) plan. Our executive officers are eligible to participate in all of our employee benefit plans.

Chief Executive Officer Compensation

Benjamin P. Cowart’s compensation is determined by our Compensation Committee. As is the case with respect to the executive officers, our Chief Executive Officer’s compensation is based upon both our operating performance and his individual performance. The Chief Executive Officer’s compensation consists of the same elements identified above with respect to executive officers: salary, an annual incentive bonus, and, in some years, grants of stock options. The determination of salary and the grant of stock-based awards, if any, are subjective and not based upon any specific formula or guidelines, provided the Compensation Committee does take into account the performance of the Company and the Chief Executive Officer, our peer group and the advice of consultants.

Say-on-pay Voting Outcome

As part of the process for determining compensation for the Named Executive Officers for 2020 and 2019, the Compensation Committee considered the most recent “say-on-pay” non-binding stockholder advisory vote held in June 2019 regarding the Named Executive Officers’ 2018 compensation. The resolution approving 2019 executive compensation received approval of 54.0% of the total stockholder vote, including 99.5% of the total number of votes cast by stockholders on the proposal.

Additionally, as a total of 9,906,541 shares (or 54.2% of the shares voting on such proposal) were voted at the 2019 annual meeting to recommend that advisory votes on the compensation of the Company’s named executive officers (“Compensation Frequency”) be held every three years, the Board of Directors determined, as was recommended with respect to the proposal by the Company’s Board of Directors in the proxy statement for the 2019 annual meeting, and in connection with the option that received the highest number of votes, that the Company will hold future say-on-pay votes each three years, until the occurrence of the next advisory vote on the frequency of say-on-pay votes. The next advisory vote regarding the say-on-pay and the frequency of say-on-pay votes is anticipated to occur at the Company’s 2022 Annual Meeting of Stockholders.

Benchmarking

In making its compensation determinations, the Compensation Committee annually reviews the total compensation that each of our executives is eligible to receive against the compensation levels of comparable positions of a peer group of companies. The Compensation Committee seeks to select peer companies that are publicly-traded, headquartered in the United States, operate in the used oil or environmental services industry, compete with us for talent, and are similar to the Company in their product and services offerings, business model, revenue size and market capitalization. The composition of the peer group is reviewed annually by the Compensation Committee.

The peer group used by the Compensation Committee in fiscal 2020 to evaluate compensation is:

Casella Waste Systems Inc.	CECO Environmental Corp.
Perma-fix Environmental Services	US Ecology, Inc.
Clean Diesel Technologies	Heritage-Crystal Clean
Flotek Industries, Inc.	Nuverra Environmental Solutions
Quest Resource Holding Corp	Trecora Resources

Role of Chief Executive Officer and Other Officers

The Compensation Committee considers input from our Chief Executive Officer in making determinations regarding our executive compensation program and the individual compensation of each executive officer, other than our Chief Executive Officer. The Compensation Committee makes the final determination of Named Executive Officer compensation. The Compensation Committee has sole discretion to set the compensation levels of our Chief Executive Officer.

Role of Independent Consultant

During 2014, the Compensation Committee engaged Meridian Compensation Partners LLC (“Meridian”) as its independent compensation consultant. Meridian reports solely to the Compensation Committee, and the Compensation Committee determines the scope of Meridian’s engagement, which includes:

●	Providing input into compensation program design discussions and individual compensation actions, as needed.
●	Providing benchmarking (e.g., peer company) data on executive compensation for the Compensation Committee to use in its decision-making process.
●	Keeping the Compensation Committee apprised of trends and other developments affecting executive compensation.

The Compensation Committee has evaluated the independence of Meridian based on the SEC’s factors affecting independence and has concluded that Meridian is independent and that there are no conflicts of interests associated with Meridian’s engagement.

Employment Agreements

We typically enter into employment agreements with all of our Named Executive Officers (defined below under “Summary Executive Compensation Table” on page 26). Refer to “Employment Agreements” beginning on page 28 below for further details.

Compensation Recovery

Under the Sarbanes–Oxley Act of 2002 (the “Sarbanes-Oxley Act”), in the event of misconduct that results in a financial restatement that would have reduced a previously paid incentive amount, we can recoup those improper payments from our Chief Executive Officer and Chief Financial Officer. We plan to implement a clawback policy in the future, although we have not yet implemented such policy, in accordance with the requirements of The Dodd–Frank Wall Street Reform and Consumer Protection Act.

EXECUTIVE COMPENSATION

Summary Executive Compensation Table

The following table sets forth information concerning the compensation of our Chief Executive Officer (CEO), Chief Financial Officer (CFO) and the most highly compensated executive officer other than the Chief Executive Officer and Chief Financial Officer who was serving as an executive officer of the Company at the end of December 31, 2020 (the Company only had one executive officer (its COO) other than the CEO and CFO as of December 31, 2020), and up to two additional individuals for whom disclosure would have been required had they been serving as an executive officer at the end of the last completed fiscal year (collectively, the “Named Executive Officers”) for the years ended December 31, 2020 and 2019.

Name and Principal Position	Year Ended December 31	Salary ($)	Bonus ($)	Stock Awards	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation	All Other Compensation ($)(1)		Total ($)
Benjamin P.
Cowart
Chairman,	2020	$358,990	$113,410	$—	$99,854	$—	$29,579	(3)	$601,833
CEO,	2019	$351,951	$149,164	$—	$72,365	$—	$28,956	(3)	$602,436
and President

Chris Carlson
Chief	2020	$233,610	$77,713	$—	$83,217	$—	$39,123	(4)	$433,663
Financial
Officer and	2019	$229,556	$98,720	$—	$71,869	$—	$35,512	(4)	$435,657
Secretary

John
Strickland	2020	$241,120	$79,290	$—	$86,336	$—	$29,299	(5)	$436,045
Chief	2019	$236,385	$112,588	$—	$58,885	$—	$27,179	(5)	$435,037
Operating	\
Officer

(1) Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000. None of our executive officers received any change in pension value and nonqualified deferred compensation earnings during the periods presented.

(2) Represents the fair value of the grant of certain options to purchase shares of our common stock calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.

(3) Other compensation includes health insurance premiums.

(4) Other compensation includes health insurance premiums and a monthly car allowance.

(5) Other compensation includes health insurance premiums and a monthly car allowance.

Outstanding Equity Awards At Fiscal Year-End (1)

Name	Number of securities underlying unexercised options (#) Exercisable	Equity Incentive Plan Awards: Number of securities underlying unexercised options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Benjamin P. Cowart CEO and President
	112,500	—	37,500	$1.07	8/20/22
	124,500	—	41,500	$1.26	4/12/23
	81,500	—	81,500	$1.60	5/20/24
	—	—	269,153	$0.86	6/19/25

Chris Carlson CFO and Secretary
	100,000	—	—	$2.75	9/23/21
	100,000	—	—	$2.96	9/27/23
	75,000	—	—	$3.15	6/24/25
	93,750	—	31,250	$0.97	8/20/27
	81,000	—	27,000	$1.14	4/12/28
	34,500	—	34,500	$1.45	5/20/29
	—	—	214,446	$0.78	6/19/30

John Strickland	50,000	—	—	$2.75	9/23/21
COO	150,000	—	—	$1.82	8/17/22
	100,000	—	—	$7.55	4/23/24
	37,500	—	12,500	$0.97	8/20/27
	87,750	—	29,250	$1.14	4/12/28
	66,500	—	66,500	$1.45	5/20/29
	—	—	187,439	$0.78	6/19/30

(1) The table above only includes equity awards granted in consideration for services rendered by the Named Executive Officers disclosed above, and does not include any warrants, options or other securities granted in connection with any other transactions. We have no outstanding, vested, unvested, earned or unearned stock awards outstanding as of December 31, 2020.

Option Exercises During Fiscal 2020

None of our Named Executive Officers exercised any options during fiscal 2020.

Employment Agreements

Benjamin P. Cowart, Chief Executive Officer and President

On August 7, 2015, we entered into an Executive Employment Agreement with Benjamin P. Cowart, our Chief Executive Officer and President (Mr. Cowart’s prior employment agreement had expired on April 16, 2014; provided that the parties had agreed to continue operating under the terms of the prior agreement until a new agreement was entered into). The agreement, which provides for Mr. Cowart to serve as our Chief Executive Officer, had a term extending through December 31, 2018, provided that the agreement automatically extends for additional one-year terms thereafter in the event neither party provides the other at least 60 days prior notice of their intention not to renew the terms of the agreement. As neither party provided notice of non-renewal prior to December 31, 2020, the employment agreement has renewed for an additional year through December 31, 2021, subject to additional automatic renewal(s) if not terminated as provided in the agreement prior to December 31, 2021.

Pursuant to the terms of the agreement, Mr. Cowart’s annual compensation package currently includes (1) a base salary of $358,990 per year, subject to annual increases as determined in the sole discretion of the Compensation Committee, and (2) a bonus payment to be determined in the sole discretion of the Compensation Committee in an annual targeted amount of $214,320, subject to the compliance by Mr. Cowart with performance goals that may be established by the Compensation Committee from time to time, provided no goals have been established to date, and that in the absence of performance goals, the amount of such bonus would be wholly determined in the discretion of the Compensation Committee. Mr. Cowart is also paid an automobile allowance of $750 per month during the term of the agreement and is eligible to participate in our stock option plan and other benefit plans. The Board of Directors and/or Compensation Committee may also authorize bonuses payable to Mr. Cowart from time to time in their discretion, in cash or securities.

The agreement prohibits Mr. Cowart from competing against us during the term of the agreement and for a period of twelve months after the termination of the agreement in any state and any other geographic area in which we or our subsidiaries provide Restricted Services or Restricted Products, directly or indirectly, during the twelve months preceding the date of the termination of the agreement. “Restricted Services” means the collection, trading, purchasing, processing, storing, aggregation, transportation, manufacture, distribution, recycling, storage, refinement, re-refinement and sale of Restricted Products, dismantling, demolition, decommission and marine salvage services and any other services that we or our subsidiaries have provided or are researching, developing, performing and/or providing at any time during the two years immediately preceding the date of termination, or which Mr. Cowart has obtained any trade secret or other confidential information about at any time during the two years immediately preceding the date of termination of the agreement. “Restricted Products” means used motor oil, petroleum by-products, vacuum gas oil, aggregated feedstock and re-refined oil products, gasoline blendstock, pygas and fuel oil cutterstock, oil filters, engine coolant and/or other hydrocarbons and any other product, that we or our subsidiaries have provided or are researching, developing, manufacturing, distributing, refining, re-refining, aggregating, purchasing, selling and/or providing at any time during the two years immediately preceding the date the agreement is terminated, or which Mr. Cowart obtained any trade secret or other confidential information in connection with at any time during the two years immediately preceding the date of termination of the agreement.

We may terminate Mr. Cowart’s employment (a) for “cause” (which is defined to include, a material breach of the agreement by Mr. Cowart, any act of misappropriation of funds or embezzlement by Mr. Cowart, Mr. Cowart committing any act of fraud, or Mr. Cowart being indicted of, or pleading guilty or nolo contendere with respect to, theft, fraud, a crime involving moral turpitude, or a felony under federal or applicable state law); (b) in the event Mr. Cowart suffers a physical or mental disability which renders him unable to perform his duties and obligations for either 90 consecutive days or 180 days in any 12-month period; (c) for any reason without “cause”; or (d) upon expiration of the initial term of the agreement (or any renewal) upon notice as provided above. The agreement also automatically terminates upon the death of Mr. Cowart.

Mr. Cowart may terminate his employment (a) for “good reason” (i.e., (i) if his position or duties are modified to such an extent that his duties are no longer consistent with the position of CEO of the Company, (ii) there has been a material breach by us of a material term of the agreement or Mr. Cowart reasonably believes that we are violating any law which would have a material adverse effect on our operations and such violation continues uncured thirty days after such breach and after notice thereof has been provided to us by Mr. Cowart, or (iii) Mr. Cowart’s compensation is reduced without his consent, or we fail to pay to Mr. Cowart any compensation due to him upon five days written notice from Mr. Cowart informing us of such failure); provided, however, prior to any such termination by Mr. Cowart for “good reason”, Mr. Cowart must first advise us in writing (within 15 days of the occurrence of such event) and provide us 15 days to cure (5 days in connection with the reduction of Mr. Cowart’s salary or the failure to pay amounts owed to him)); (b) for any reason without “good reason”; and (c) upon expiration of the initial term of the agreement (or any renewal) upon notice as provided above.

In the event that Mr. Cowart’s employment is terminated for any reason (not including, however, a termination by us for “cause” or a termination as a result of Mr. Cowart’s death or disability) during the twelve month period following a Change of Control (a “Change of Control Termination”) or in anticipation of a Change of Control, we are required to pay Mr. Cowart, within 60 days following the later of (x) the date of such Change of Control Termination; and (y) the date of such Change of Control, a cash severance payment in a lump sum in an amount equal to 3.0 times the sum of his current base salary and the amount of the last bonus payable to Mr. Cowart (the “Change of Control Payment”), which amount is due within 60 days of the later of (i) the date of such Change of Control Termination; and (ii) the date of such Change of Control. If Mr. Cowart’s employment terminates due to a Change of Control Termination within six (6) months prior to a Change of Control, it will be deemed to be “in anticipation of a Change of Control” for all purposes. In addition, in the event of a Change of Control, all of Mr. Cowart’s equity-based compensation immediately vests to Mr. Cowart and any outstanding stock options held by Mr. Cowart can be exercised by Mr. Cowart until the earlier of (A) one (1) year from the date of termination and (B) the latest date upon which such stock options would have expired by their original terms under any circumstances, provided that if Mr. Cowart’s employment ends in anticipation of a Change of Control and such equity-based compensation awards or stock options have previously expired pursuant to their terms, the Company is required to pay Mr. Cowart a lump sum payment, payable on the same date as the Change of Control Payment, equal to the black scholes value of the expired and unexercised equity compensation awards and stock options held by Mr. Cowart on the date of termination, based on the value of such awards had they been exercisable through the end of their stated term and had not previously expired. “Change of Control” for the purposes of the agreement means: (a) any person obtaining beneficial ownership representing more than 50% of the total voting power represented by our then outstanding voting securities without the approval of not fewer than two-thirds of our Board of Directors; (b) a merger or consolidation of us whether or not approved by our Board of Directors, other than a merger or consolidation that would result in our voting securities immediately prior thereto continuing to represent at least 50% of the total voting power outstanding immediately after such merger or consolidation, (c) our stockholders approving a plan of complete liquidation or an agreement for the sale or disposition by us of all or substantially all of our assets, or (d) as a result of the election of members to our Board of Directors, a majority of the Board of Directors consists of persons who are not members of the Board of Directors on August 7, 2015, except in the event that such slate of directors is proposed by a committee of the Board of Directors; provided that if the definition of “Change of Control” in our Stock Incentive Plans or Equity Compensation Plans is more favorable than the definition above, then such definition shall be controlling.

If Mr. Cowart’s employment is terminated by Mr. Cowart for “good reason”, or by us without “cause”, (a) Mr. Cowart is entitled to continue to receive the salary due pursuant to the terms of the agreement at the rate in effect upon the termination date for twelve (12) months or otherwise until such obligation ceases. Additionally, unvested benefits (whether equity or cash benefits and bonuses) will vest immediately upon such termination and any outstanding stock options previously granted to Mr. Cowart will vest immediately upon such termination and will be exercisable until the earlier of (A) one year from the date of termination and (B) the latest date upon which such stock options would have expired by their original terms under any circumstances.

The agreement contains standard assignment of inventions, indemnification and confidentiality provisions. Further, Mr. Cowart is subject to non-solicitation covenants during the term of the agreement.

Although Mr. Cowart will be prohibited from competing with us while he is employed with us, he will only be prohibited from competing for twelve months after his employment with us ends pursuant to the agreement. Accordingly, Mr. Cowart could be in a position to use industry experience gained while working with us to compete with us.

Chris Carlson, Chief Financial Officer and Secretary

On August 7, 2015, we entered into an Executive Employment Agreement with Chris Carlson, our Chief Financial Officer and Secretary (Mr. Carlson’s prior employment agreement had expired on April 1, 2015; provided that the parties had agreed to continue operating under the terms of the prior agreement until a new agreement was entered into). The agreement, which provides for Mr. Carlson to serve as our Chief Financial Officer, had a term extending through December 31, 2018, provided that the agreement automatically extends for additional one-year terms thereafter in the event neither party provides the other at least 60 days prior notice of their intention not to renew the terms of the agreement. As neither party provided notice of non-renewal prior to December 31, 2020, the employment agreement has renewed for an additional year through December 31, 2021, subject to additional automatic renewal(s) if not terminated as provided in the agreement prior to December 31, 2021.

Pursuant to the terms of the agreement, Mr. Carlson’s annual compensation package includes (1) a base salary of $233,610 per year, subject to annual increases as determined in the sole discretion of the Compensation Committee, and (2) a bonus payment to be determined in the sole discretion of the Compensation Committee in an annual targeted amount of $132,350, subject to the compliance by Mr. Carlson with performance goals that may be established by the Compensation Committee from time to time, provided no goals have been established to date, and that in the absence of performance goals, the amount of such bonus would be wholly determined in the discretion of the Compensation Committee. Mr. Carlson is also paid an automobile allowance of $750 per month during the term of the agreement and is eligible to participate in our stock option plan and other benefit plans. The Board of Directors and/or Compensation Committee may also authorize bonuses payable to Mr. Carlson from time to time in their discretion, in cash or securities.

The agreement prohibits Mr. Carlson from competing against us during the term of the agreement and for a period of twelve months after the termination of the agreement in any state and any other geographic area in which we or our subsidiaries provide Restricted Services or Restricted Products, directly or indirectly, during the twelve months preceding the date of the termination of the agreement.

We may terminate Mr. Carlson’s employment (a) for “cause”; (b) in the event Mr. Carlson suffers a physical or mental disability which renders him unable to perform his duties and obligations for either 90 consecutive days or 180 days in any 12-month period; (c) for any reason without “cause”; or (d) upon expiration of the initial term of the agreement (or any renewal) upon notice as provided above. The agreement also automatically terminates upon the death of Mr. Carlson.

Mr. Carlson may terminate his employment (a) for “good reason”; provided, however, prior to any such termination by Mr. Carlson for “good reason”, Mr. Carlson must first advise us in writing (within 15 days of the occurrence of such event) and provide us 15 days to cure (5 days in connection with the reduction of Mr. Carlson’s salary or the failure to pay amounts owed to him)); (b) for any reason without “good reason”; and (c) upon expiration of the initial term of the agreement (or any renewal) upon notice as provided above.

In the event that Mr. Carlson’s employment is terminated for any reason (not including, however, a termination by us for “cause” or a termination as a result of Mr. Carlson’s death or disability) during the twelve month period following a Change of Control or in anticipation of a Change of Control, we are required to pay Mr. Carlson, within 60 days following the later of (x) the date of such Change of Control Termination; and (y) the date of such Change of Control, a cash severance payment in a lump sum in an amount equal to 3.0 times the sum of his current base salary and the amount of the last bonus payable to Mr. Carlson, which amount is due within 60 days of the later of (i) the date of such Change of Control Termination; and (ii) the date of such Change of Control. In addition, in the event of a Change of Control, all of Mr. Carlson’s equity-based compensation immediately vests to Mr. Carlson and any outstanding stock options held by Mr. Carlson can be exercised by Mr. Carlson until the earlier of (A) one (1) year from the date of termination and (B) the latest date upon which such stock options would have expired by their original terms under any circumstances, provided that if Mr. Carlson’s employment ends in anticipation of a Change of Control and such equity-based compensation awards or stock options have previously expired pursuant to their terms, the Company is required to pay Mr. Carlson a lump sum payment, payable on the same date as the Change of Control Payment, equal to the black scholes value of the expired and unexercised equity compensation awards and stock options held by Mr. Carlson on the date of termination, based on the value of such awards had they been exercisable through the end of their stated term and had not previously expired.

If Mr. Carlson’s employment is terminated pursuant to his death, disability, the end of the initial term (or any renewal term), without “good reason” by Mr. Carlson, or by us for “cause”, Mr. Carlson is entitled to all salary accrued through the termination date and no other benefits other than as required under the terms of employee benefit plans in which Mr. Carlson was participating as of the termination date. Additionally, any unvested stock options or equity compensation held by Mr. Carlson immediately terminate and are forfeited (unless otherwise provided in the applicable award) and any previously vested stock options (or if applicable equity compensation) are subject to the terms and conditions set forth in the applicable Stock Incentive Plan or Equity Compensation Plan, or award agreement, as such may describe the rights and obligations upon termination of employment of Mr. Carlson.

If Mr. Carlson’s employment is terminated by Mr. Carlson for “good reason”, or by us without “cause”, (a) Mr. Carlson is entitled to continue to receive the salary due pursuant to the terms of the agreement at the rate in effect upon the termination date for twelve (12) months following the termination date, payable in accordance with our normal payroll practices and policies; (b) Mr. Carlson is entitled to the pro rata amount of any cash bonus which would be payable to Mr. Carlson had he remained employed for an additional twelve months following the termination date; and (c) provided Mr. Carlson elects to receive continued health insurance coverage through COBRA, we are required to pay Mr. Carlson’s monthly COBRA contributions for health insurance coverage, as may be amended from time to time (less an amount equal to the premium contribution paid by active Company employees, if any) for twelve months following the termination date; provided, however, that if at any time Mr. Carlson is covered by a substantially similar level of health insurance through subsequent employment or otherwise such obligation ceases. Additionally, unvested benefits (whether equity or cash benefits and bonuses) will vest immediately upon such termination and any outstanding stock options previously granted to Mr. Carlson will vest immediately upon such termination and will be exercisable until the earlier of (A) one year from the date of termination and (B) the latest date upon which such stock options would have expired by their original terms under any circumstances.

The definitions of “Restricted Services”, “Restricted Products”, “cause”, “good reason”, “Change of Control Termination”, “Change of Control Payment”, “in anticipation of a Change of Control”, and “Change of Control” in Mr. Carlson’s employment agreement are identical to those in Mr. Cowart’s employment agreement as described above.

The agreement contains standard assignment of inventions, indemnification and confidentiality provisions. Further, Mr. Carlson is subject to non-solicitation covenants during the term of the agreement.

Although Mr. Carlson will be prohibited from competing with us while he is employed with us, he will only be prohibited from competing for twelve months after his employment with us ends pursuant to the agreement.

John Strickland, Chief Operating Officer

Effective on October 16, 2015, the Compensation Committee of the Board of Directors of the Company approved the Company’s entry into an Executive Employment Agreement with John Strickland, who was appointed as the Company’s Chief Operating Officer effective October 1, 2015. The employment agreement, which had an effective date of October 1, 2015, amended and replaced a prior employment agreement which was previously in place with Mr. Strickland and has the following terms:

The employment agreement had a term extending through December 31, 2018, provided that the agreement automatically extends for additional one-year terms thereafter in the event neither party provides the other at least 60 days prior notice of their intention not to renew the terms of the agreement. As neither party provided notice of non-renewal prior to December 31, 2020, the employment agreement has renewed for an additional year through December 31, 2021, subject to additional automatic renewal(s) if not terminated as provided in the agreement prior to December 31, 2021.

Pursuant to the terms of the agreement, Mr. Strickland’s annual compensation package includes (1) a base salary of $241,120 per year, subject to annual increases as determined in the sole discretion of the Compensation Committee, and (2) a bonus payment to be determined in the sole discretion of the Compensation Committee in an annual targeted amount of $164,440, subject to the compliance by Mr. Strickland with performance goals that may be established by the Compensation Committee from time to time, provided no goals have been established to date, and that in the absence of performance goals, the amount of such bonus would be wholly determined in the discretion of the Compensation Committee. Mr. Strickland is also paid an automobile allowance of $650 per month during the term of the agreement and is eligible to participate in our stock option plan and other benefit plans. The Board of Directors and/or Compensation Committee may also authorize bonuses payable to Mr. Strickland from time to time in their discretion, in cash or securities.

The agreement prohibits Mr. Strickland from competing against us during the term of the agreement and for a period of twelve months after the termination of the agreement in any state and any other geographic area in which we or our subsidiaries provide Restricted Services or Restricted Products, directly or indirectly, during the twelve months preceding the date of the termination of the agreement.

We may terminate Mr. Strickland’s employment (a) for “cause”; (b) in the event Mr. Strickland suffers a physical or mental disability which renders him unable to perform his duties and obligations for either 90 consecutive days or 180 days in any 12-month period; (c) for any reason without “cause”; or (d) upon expiration of the initial term of the agreement (or any renewal) upon notice as provided above. The agreement also automatically terminates upon the death of Mr. Strickland.

Mr. Strickland may terminate his employment (a) for “good reason”; provided, however, prior to any such termination by Mr. Strickland for “good reason”, Mr. Strickland must first advise us in writing (within 15 days of the occurrence of such event) and provide us 15 days to cure (5 days in connection with the reduction of Mr. Strickland’s salary or the failure to pay amounts owed to him)); (b) for any reason without “good reason”; and (c) upon expiration of the initial term of the agreement (or any renewal) upon notice as provided above.

In the event that Mr. Strickland’s employment is terminated for any reason (not including, however, a termination by us for “cause” or a termination as a result of Mr. Strickland’s death or disability) during the twelve month period following a Change of Control or in anticipation of a Change of Control, we are required to pay Mr. Strickland, within 60 days following the later of (i) the date of such Change of Control Termination; and (ii) the date of such Change of Control, a cash severance payment in a lump sum in an amount equal to 3.0 times the sum of his current base salary and the amount of the last bonus payable to Mr. Strickland, which amount is due within 60 days of the later of (i) the date of such Change of Control Termination; and (ii) the date of such Change of Control. In addition, in the event of a Change of Control, all of Mr. Strickland’s equity-based compensation immediately vests to Mr. Strickland and any outstanding stock options held by Mr. Strickland can be exercised by Mr. Strickland until the earlier of (A) one (1) year from the date of termination and (B) the latest date upon which such stock options would have expired by their original terms under any circumstances, provided that if Mr. Strickland’s employment ends in anticipation of a Change of Control and such equity-based compensation awards or stock options have previously expired pursuant to their terms, the Company is required to pay Mr. Strickland a lump sum payment, payable on the same date as the Change of Control Payment, equal to the black scholes value of the expired and unexercised equity compensation awards and stock options held by Mr. Strickland on the date of termination, based on the value of such awards had they been exercisable through the end of their stated term and had not previously expired. “Change of Control” for the purposes of the agreement means: (a) any person obtaining beneficial ownership representing more than 50% of the total voting power represented by our then outstanding voting securities without the approval of not fewer than two-thirds of our Board of Directors; (b) a merger or consolidation of us whether or not approved by our Board of Directors, other than a merger or consolidation that would result in our voting securities immediately prior thereto continuing to represent at least 50% of the total voting power outstanding immediately after such merger or consolidation, (c) our stockholders approving a plan of complete liquidation or an agreement for the sale or disposition by us of all or substantially all of our assets, or (d) as a result of the election of members to our Board of Directors, a majority of the Board of Directors consists of persons who are not members of the Board of Directors on October 1, 2015, except in the event that such slate of directors is proposed by a committee of the Board of Directors; provided that if the definition of “Change of Control” in our Stock Incentive Plans or Equity Compensation Plans is more favorable than the definition above, then such definition shall be controlling.

If Mr. Strickland’s employment is terminated pursuant to his death, disability, the end of the initial term (or any renewal term), without “good reason” by Mr. Strickland, or by us for “cause”, Mr. Strickland is entitled to all salary accrued through the termination date and no other benefits other than as required under the terms of employee benefit plans in which Mr. Strickland was participating as of the termination date. Additionally, any unvested stock options or equity compensation held by Mr. Strickland immediately terminate and are forfeited (unless otherwise provided in the applicable award) and any previously vested stock options (or if applicable equity compensation) are subject to the terms and conditions set forth in the applicable Stock Incentive Plan or Equity Compensation Plan, or award agreement, as such may describe the rights and obligations upon termination of employment of Mr. Strickland.

If Mr. Strickland’s employment is terminated by Mr. Strickland for “good reason”, or by us without “cause”, (a) Mr. Strickland is entitled to continue to receive the salary due pursuant to the terms of the agreement at the rate in effect upon the termination date for twelve (12) months following the termination date, payable in accordance with our normal payroll practices and policies; (b) Mr. Strickland is entitled to the pro rata amount of any cash bonus which would be payable to Mr. Strickland had he remained employed for an additional twelve months following the termination date; and (c) provided Mr. Strickland elects to receive continued health insurance coverage through COBRA, we are required to pay Mr. Strickland’s monthly COBRA contributions for health insurance coverage, as may be amended from time to time (less an amount equal to the premium contribution paid by active Company employees, if any) for twelve months following the termination date; provided, however, that if at any time Mr. Strickland is covered by a substantially similar level of health insurance through subsequent employment or otherwise such obligation ceases. Additionally, unvested benefits (whether equity or cash benefits and bonuses) will vest immediately upon such termination and any outstanding stock options previously granted to Mr. Strickland will vest immediately upon such termination and will be exercisable until the earlier of (A) one year from the date of termination and (B) the latest date upon which such stock options would have expired by their original terms under any circumstances.

The definitions of “Restricted Services”, “Restricted Products”, “cause”, “good reason”, “Change of Control Termination”, “Change of Control Payment”, and “in anticipation of a Change of Control” in Mr. Strickland’s employment agreement are identical to those in Mr. Cowart’s employment agreement as described above.

The agreement contains standard assignment of inventions, indemnification and confidentiality provisions. Further, Mr. Strickland is subject to non-solicitation covenants during the term of the agreement.

Although Mr. Strickland will be prohibited from competing with us while he is employed with us, he will only be prohibited from competing for twelve months after his employment with us ends pursuant to the agreement.

James P. Gregory, Director and General Counsel to Vertex Refining Nevada

Vertex Refining Nevada previously entered into an employment agreement with Mr. Gregory effective May 2, 2014, pursuant to which Mr. Gregory agreed to serve as General Counsel to Vertex Refining Nevada for a period of three years (provided the agreement is automatically extended thereafter for additional one-year periods unless either party provides the other at least 60 days’ notice of their intention not to renew such agreement). The agreement provides for Mr. Gregory to perform a minimum of an average of 20 hours per week for Vertex Refining Nevada. The agreement also provides for among other things, a two year non-compete period following the termination of Mr. Gregory’s employment. Pursuant to the agreement, Mr. Gregory receives a salary of $100,000 per year and is eligible to participate in life, health and other benefit programs that the Company makes available to similarly situated employees. In the event Mr. Gregory’s services with the Company are terminated (a) without cause by the Company or (b) by Mr. Gregory for good reason (as described in the agreement), we are required to continue paying the compensation due to Mr. Gregory under the agreement for one year from the termination date, subject to the terms and conditions of the agreement. In connection with the termination of the agreement for any other reason, Mr. Gregory is due only the compensation earned by him through the date of termination.

Increases in CEO, CFO and COO Salary

On April 25, 2020, the Compensation Committee of the Board of Directors approved an increase in total base salary for fiscal 2020 (retroactive to January 1, 2020) and 2020 targeted bonus compensation for fiscal 2020, for (a) Benjamin P. Cowart, our Chief Executive Officer and President (Mr. Cowart’s total base salary increased to $358,990 for fiscal 2020 (with accrued amounts subject to the Payment Conditions (defined below)) and Mr. Cowart’s 2020 targeted bonus increased to $214,320); (b) Chris Carlson, our Chief Financial Officer and Secretary (Mr. Carlson’s total base salary increased to $233,610, for fiscal 2020 (with accrued amounts subject to the Payment Conditions (defined below)) and Mr. Carlson’s 2020 targeted bonus increased to $132,350); and (c) John Strickland, our Chief Operating Officer (Mr. Strickland’s total base salary increased to $241,120 for fiscal 2020 (with accrued amounts subject to the Payment Conditions (defined below)), and Mr. Strickland’s 2020 targeted bonus compensation for fiscal 2020 was increased to $164,440).

DIRECTORS COMPENSATION

The following table sets forth summary information concerning the compensation we paid to non-executive directors during the year ended December 31, 2020:

Name (1)	Fees Earned or Paid in Cash ($)	Option Awards ($)(2)	All Other Compensation ($)		Total ($)
David Phillips	$25,500	$29,495	$—		$54,995
Dan Borgen	$36,000	$29,495	$—		$65,495
Christopher Stratton	$57,000	$29,495	$—		$86,495
Timothy C. Harvey	$24,500	$29,495	$—		$53,995
James P. Gregory	$—	$29,495	$125,000	(3)	$154,495

* The table above does not include the amount of any expense reimbursements paid to the above directors. No directors received any Stock Awards, Non-Equity Incentive Plan Compensation, Change in Pension Value and Nonqualified Deferred Compensation Earnings during the period presented. Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000.

(1) Mr. Cowart did not receive any compensation separate from the consideration he received as one of our officers for the year ended December 31, 2020 in consideration for his service to our Board.

(2) Represents the fair value of the grant of certain options to purchase shares of our common stock calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.

(3) Includes compensation that Mr. Gregory received as the General Counsel of Vertex Refining Nevada, pursuant to that certain employment agreement effective May 2, 2014, as described in greater detail under “Employment Agreements” - “James P. Gregory, Director and General Counsel to Vertex Refining Nevada”, on page 34. The total consideration received for fiscal 2020 under the employment agreement totaled $125,000. The total set forth in the table above does not include $62,185 paid by the Company to Ruddy Gregory, PLLC, a law firm, for legal services rendered to the Company, which law firm Mr. Gregory serves as a Partner of.

Directors who are executive officers receive no additional compensation for serving on the Board of Directors.

On July 11, 2019, the Board and Compensation Committee approved a change in compensation payable to the Company’s non-executive directors. Specifically, the following compensation payable to non-executive directors was approved, effective on June 21, 2019, the date following our 2019 annual meeting:

●	Annual compensation payable to the Chairperson of:

○	the Audit Committee of the Board of $27,500;
○	the Compensation Committee of the Board of $17,500;
○	the Nominating and Corporate Governance Committee of the Board of $5,000;
○	the Risk Committee of the Board of $5,000; and
○	the Related Party Transaction Committee of the Board of $5,000;

●	Compensation of $500 payable to each committee member of the Board, for each committee meeting attended, whether they attend such meeting in person or via teleconference;

●	Compensation of $500 payable to the Chairperson of each committee of the Board, who hold in person meetings and/or teleconferences with third parties on behalf of the applicable committee on which they serve as chairperson, provided that such meetings exceed a reasonable length of time; and

●	The payment of (a) annual compensation to each non-executive member of the Board of Directors of $10,000 per year, and (b) the payment to each non-executive member of the Board of Directors of $2,000 for each board meeting (but not Committee meeting) attended by such member, whether attended in person or telephonically.

Additionally, from time to time, we grant the member of the Board of Directors options to purchase shares of our common stock as additional consideration for serving on the Board of Directors.

EQUITY COMPENSATION PLAN INFORMATION

Effective July 15, 2009, our Board of Directors approved our 2009 Stock Incentive Plan, which was subsequently approved by a majority of our stockholders on July 14, 2010, which allows the Board of Directors to grant up to an aggregate of 1,575,000 qualified and non-qualified stock options, restricted stock and performance-based awards of securities to our officers, Directors and consultants to help attract and retain qualified personnel (the “2009 Plan”).

Effective on April 25, 2013, the Board of Directors adopted, subject to the ratification of our stockholders, the Company’s 2013 Stock Incentive Plan, which was subsequently approved by the Company’s stockholders on June 7, 2013, which allows the Board of Directors to grant up to an aggregate of 1,575,000 qualified and non-qualified stock options, restricted stock and performance based awards of securities to our officers, Directors and consultants to help attract and retain qualified personnel (the “2013 Plan”). On July 20, 2015, the Board of Directors approved an amendment to the 2013 Plan to increase by 2 million shares the number of shares available under the 2013 Plan, which was ratified by the stockholders of the Company on September 16, 2015.

On October 29, 2019, the Board of Directors adopted the Company’s 2019 Equity Incentive Plan (the “2019 Plan”). Notwithstanding such adoption, in accordance with the rules of the Nasdaq Capital Market, following the date of adoption, but prior to the Stockholder Approval Date (as defined below), the Company could only grant stock options, but no shares of common stock or other securities, under the 2019 Plan. Additionally, (i) until the Stockholder Approval Date, no stock options could be exercised, and (ii) if Stockholder Approval was not received, the 2019 Plan had to be unwound, and the outstanding stock options granted thereunder cancelled (the “Nasdaq Pre-Approval Requirements”). Stockholder approval of the 2019 Plan was obtained on June 17, 2020.

Additionally, on April 27, 2020, the Board of Directors adopted the 2020 Plan, subject to approval and adoption by the stockholders of the Company which occurred on June 17, 2020. An amendment and restatement of the 2020 Plan was approved by the Board of Directors on March 30, 2021, subject to approval and adoption by the stockholders of the Company . Pursuant to “Proposal 2 – Approval of the adoption of the Company’s Amended and Restated 2020 Equity Incentive Plan”, the Company is seeking stockholder approval for certain amendments to the 2020 Plan at the 2021 annual meeting.

The following table provides information as of December 31, 2020 regarding the Plans (including individual compensation arrangements), except as described below, under which equity securities are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights*	Number of securities available for future issuance under equity compensation plans (excluding those in first column)*
Equity compensation plans approved by the security holders	5,104,288	$1.80	4,706,962
Equity compensation plans not approved by the security holders	—	—	—
Total	5,104,288	$1.80	4,706,962

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as discussed below or otherwise disclosed above under “Executive Compensation” and “Directors Compensation”, beginning on pages 26 and 34, respectively, there have been no transactions over the last two fiscal years, and there is not currently any proposed transaction, in which the Company was or is to be a participant, where the amount involved exceeds the lesser of (a) $120,000 or (b) one percent of the Company’s total assets at year-end for the last two completed fiscal years, and in which any officer, director, or any stockholder owning greater than five percent (5%) of our outstanding voting shares, nor any member of the above referenced individual’s immediate family, had or will have a direct or indirect material interest.

As described above under “Committees of the Board” - “Related Party Transaction Committee”, on page 16, the Board of Directors maintains a standing Related Party Transaction Committee which is charged with the review and pre-approval of any and all related party transactions.

Related Party Stock Transactions

For the period from January 1, 2019 to December 31, 2020, a total of $9,081 and $8,923 of dividends accrued on the Series B1 Preferred Stock beneficially owned by each of Mr. Cowart and Mr. Carlson, respectively. We paid the accrued dividends in-kind by way of the issuance of 5,821 shares of Series B1 Preferred Stock to an entity owned by Mr. Cowart and 5,720 shares of Series B1 Preferred Stock to Mr. Carlson.

For the period from January 1, 2019 to September 30, 2019, a total of $105,366 of dividends accrued on the Series B1 Preferred Stock held by Prescott Group Aggressive Small Cap Master Fund, G.P. (“Prescott”), a prior greater than 5% stockholder of the Company. We paid the accrued dividends in-kind by way of the issuance of 67,542 shares of Series B1 Preferred Stock to Prescott. In December 2019, Prescott sold 1,046,157 shares of Series B1 Preferred Stock to Bunker One (defined below). As of the date of this Proxy Statement, Prescott holds no shares of Series B1 Preferred Stock.

For the period from January 1, 2019 to December 31, 2020, a total of $55,034 of dividends accrued on the Series B1 Preferred Stock beneficially owned by Trellus, a greater than 5% stockholder of the Company. We paid the accrued dividends in-kind by way of the issuance of 35,278 shares of Series B1 Preferred Stock to entities beneficially owned by Trellus. In January 2020, Trellus converted 610,108 shares of Series B1 Preferred Stock into common stock pursuant to the terms of such Series B1 Preferred Stock and sold such shares of common stock to Bunker One (defined below). As of the date of this Proxy Statement, Trellus holds no shares of Series B1 Preferred Stock and is no longer a greater than 5% stockholder of the Company.

For the period from January 1, 2019 to December 31, 2020, a total of $536,802 of dividends accrued on the Series B Preferred Stock beneficially owned by Trellus and an individual who is deemed to beneficially own the securities held by Trellus. We paid the accrued dividends in-kind by way of the issuance of 173,162 shares of Series B Preferred Stock to entities beneficially owned by Trellus and the individual beneficial owner of Trellus.

From time to time, the Company consults with Ruddy Gregory, PLLC for legal services, a law firm which James P. Gregory, the Company’s director, serves as a Partner of. During the years ended December 31, 2020 and 2019, we paid $62,185 and $100,683, respectively, to such law firm for services rendered.

Agreements with Bunker One (USA), Inc.

Heads of Agreement

On January 10, 2020, the Company’s wholly-owned subsidiary, Vertex Energy Operating, LLC (“Vertex Operating”) entered into a Heads of Agreement (the “Heads of Agreement”) with Bunker One (USA) Inc., which is owned by Bunker Holding, a Danish holding company (“Bunker One”). Pursuant to the Heads of Agreement, the Company and Bunker One agreed to form a joint decision-making body (the “JDMB”) to focus on strategic matters related to the overall cooperation of the parties and to establish rules and procedures for identifying and undertaking joint projects. The JDMB has six members, three each from the Company and Bunker One.

The goal of the parties, pursuant to the Heads of Agreement and the JDMB, is to jointly develop and acquire direct or indirect equity or equity-related interests in projects and companies in the marine fuel sector in North America, with Bunker One focusing on opportunities related to the supply and optimization of marine fuels or components and the Company focusing on business opportunities relating to refining of bunker fuels.

For each project that the parties agree to pursue, the parties will enter into a form of Co-Operation and Joint Supply and Marketing Agreement (each a “Co-Operation JSMA”). The principal objective of each such Co-Operation JSMA will be the expansion of the business of each party by cooperating in the sourcing, storing, transportation, marketing and selling of products, where: (a) Vertex is primarily responsible for the sourcing and storing of the product (bunker fuels); (b) Bunker One is primarily responsible for the transporting, blending, marketing, selling and delivering of the product (bunker fuels); (c) Bunker One is responsible for the risk management/exposure (e.g. hedging) of the bunker fuels; and (d) Bunker One is the exclusive seller of the product to third parties.

The Heads of Agreement also allows for certain projects outside of the scope of Co-Operation JSMA’s which will be subject to separate Authorization for Expenditures agreed to by the JDMB.

The Heads of Agreement has a term of ten years, beginning effective on January 1, 2020, and continuing through April 30, 2029, provided that the agreement extends for additional five-year periods thereafter unless either party provides the other at least 120 days’ notice of non-renewal before any such automatic renewal date. The agreement can also be terminated by either party upon an event of default (as described in the Heads of Agreement), subject to required thirty days’ notice of such event of default and the opportunity for the breaching party to cure. The Heads of Agreement contains standard and customary events of default, including failure to pay amounts when due, failure to comply with the terms of the agreement, insolvency and the occurrence of a Change of Control, each subject to the terms of the agreement. A Change of Control is defined in the agreement as any party (a) engaged in the bunkering business (i.e., the supplying of fuel used by ships), as to Bunker One, or (b) engaged in the refining business, as to Vertex, obtaining control of such applicable party by way of any transaction or series of transactions.

The Heads of Agreement also contains a right of first refusal provision, whereby if at any time Bunker One, or any of its U.S. affiliates (each a “Bunker One Party”), proposes to issue, sell, transfer, assign, or otherwise directly or indirectly dispose of (x) all or any substantial portion of its bunkering business in the United States, or, if mutually agreed, outside of the United States and/or (y) the controlling equity interests in any corporation, limited liability company or partnership that owns all or any substantial portion of the bunkering business, held by such Bunker One Party for value, the Bunker One Party is required to provide the Company written notice of such event and the Company is provided the right to make an offer to purchase such entity/assets, from such Bunker One Party, subject to the terms of the Heads of Agreement.

Additionally, under the Heads of Agreement, at any time Bunker One determines to extend its existing bunkering business to any port in North America that is not served by Bunker One as of August 1, 2019, Bunker One is required to extend to the Company the right to elect to expand the terms and conditions of the Heads of Agreement to include any such new port.

Finally, under the Heads of Agreement, if at any time the Company acquires a supply of material that the Company intends to sell in Texas, Louisiana or Alabama and that is suitable for use in Bunker One’s bunkering business in such area from a third party, or produces additional material for sale in such area, the Company is required to provide Bunker One the right to purchase such supply/material pursuant to the terms and conditions of the Heads of Agreement.

JSMA

Also on January 10, 2020, Vertex Operating entered into a Joint Supply and Marketing Agreement (the “JSMA”), with Bunker One. The JSMA is effective as of May 1, 2020, and provides for Bunker One to acquire 100% of the production from the Company’s Marrero, Louisiana re-refining facility (which produces approximately 100,000 barrels per month of a bunker suitable fuel for offshore use and use as a marine vessel’s propulsion system (“Bunker Fuel”)) at the arithmetic mean of Platts #2 USGC Pipe and Platt’s ULSD USGC Waterborne on agreed pricing days less an agreed upon discount, adjusted every three months.

Pursuant to the JSMA, the parties agreed to the percentages pursuant to which net profit will be split between the parties, relating to the sale of such Bunker Fuel by Bunker One, which is to be sold in Texas, Louisiana, Alabama and areas immediately adjacent thereto if mutually agreed (collectively, the “Area”).

Pursuant to the JSMA, (i) the Company is primarily responsible for the sourcing and storing of the feedstock which is used to produce the Bunker Fuel, (ii) Bunker One is primarily responsible for the transporting, blending, marketing, selling and delivering of the Bunker Fuel, (iii) Bunker One is responsible for the risk management/exposure (e.g. hedging) of the Bunker Fuel, and (iv) Bunker One is the exclusive seller of the Bunker Fuel to third parties.

The Bunker Fuel is meant for blending by Bunker One into other products for the purpose of being transformed into bunker suitable fuel for a marine vessel’s propulsion system and/or marketable wholesale products in various other markets for sale by Bunker One to customers in the Area.

Pursuant to the JSMA, the Company agreed that during the term of the agreement, neither the Company, nor any affiliate of the Company, would sell any Bunker Fuel to any customers for their use as bunker fuel other than pursuant to the terms of the Agreement.

Payment for the Bunker Fuel is required to be made by Bunker One within three days after invoiced by the Company, and at the end of each three months during the term of the agreement, Bunker One is required to provide a detailed accounting to the Company setting forth the consideration due to the Company and the calculation of such amounts. The agreement also provides for a yearly accounting by Bunker One and true up of amounts paid and due throughout such year.

The JSMA has a term from May 1, 2020 to April 30, 2029, provided that the term is automatically renewable for additional five-year periods thereafter unless either party provides the other at least 120 days prior written notice of non-renewal, prior to any automatic renewal date. The agreement can also be terminated by either party upon an event of default (as described in the JSMA), subject to required ten days’ notice of such event of default and the opportunity for the breaching party to cure. The Heads of Agreement contains standard and customary events of default, including failure to pay amounts when due, failure to comply with the terms of the agreement and insolvency, each subject to the terms of the agreement. In the event that the individual or group of individuals who ultimately own or control each party or such party’s parent as of May 1, 2020 no longer has the right or ability to control or cause the direction of the management and policies of such entity, the agreement can be terminated immediately by the party not subject to such change of control.

The JSMA prohibits either party from promoting activities which compete against the other party’s business in the Area for the term of the agreement and for two years thereafter.

The JSMA also provides, during the term of such agreement, for Bunker One to be allowed to have a representative attend meetings of the Board of Directors of the Company and the committees of the Board (in a non-voting observer capacity)(the “Board Observer Right”). The Board Observer Right was provided partially in connection with Bunker One’s agreement to acquire up to $5 million of the Company’s securities which it did through the purchase of shares of Series B1 Preferred Stock (which shares have since been converted into common stock) and common stock, in privately negotiated purchases, with holders of the Company’s Series B1 Preferred Stock, which requirement has been met.

Bunker One Series B1 Conversion

On January 8, 2020, Bunker One converted 1,107,893 shares of Series B1 Preferred Stock into 1,107,893 shares of common stock, pursuant to the terms of such Series B1 Preferred Stock.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who beneficially own more than 10% of our common stock to file reports of their ownership of, and transactions in, our common stock with the SEC and to furnish us with copies of the reports they file. Based solely upon our review of the Section 16(a) filings that have been furnished to us and representations by our directors and executive officers (where applicable), we believe that all filings required to be made under Section 16(a) during 2020 were timely made, except that Benjamin P. Cowart, our Chief Executive Officer and Chairman, inadvertently failed to timely file two Form 4s, and as a result two transactions were not reported on a timely basis, and Chris Carlson, our Chief Financial Officer, inadvertently failed to timely file two Form 4s, and as a result two transactions were not reported on a timely basis.

Pursuant to SEC rules, we are not required to disclose in this filing any failure to timely file a Section 16(a) report that has been disclosed by us in a prior annual report or proxy statement.

PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting, six directors are to be elected to hold office until the 2022 annual meeting of stockholders and until their respective successors are duly elected and qualified. The Nominating and Corporate Governance Committee has recommended, and the Board of Directors has selected, the following nominees for election: Benjamin P. Cowart, Dan Borgen, David L. Phillips, Christopher Stratton, Timothy C. Harvey and James P. Gregory, all of whom are currently directors of our company. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to, or for good cause will not, serve as a director.

We believe that each of our directors possesses high standards of personal and professional ethics, character, integrity and values; an inquisitive and objective perspective; practical wisdom; mature judgment; diversity in professional experience, skills and background and a proven record of success in their respective fields; and valuable knowledge of our business and industry. Moreover, each of our directors is willing to devote sufficient time to carrying out his duties and responsibilities effectively and is committed to serving the Company and our stockholders. Set forth below is a brief description of the specific experiences, qualifications and skills attributable to each of our directors that led the Board, as of the date of this proxy statement, to its conclusion that such director should serve as a director of the Company. Director nominee ages set forth below are as of March 30, 2021.

THE BOARD OF DIRECTORS RECOMMENDS

VOTING “FOR” EACH OF THE NOMINEES LISTED BELOW.

BENJAMIN P. COWART (Age 52)

CHAIRMAN

Director since April 2009

Mr. Cowart has served as our Chairman, Chief Executive Officer and President since April 2009. Mr. Cowart has been involved in the petroleum recycling industry for over 30 years. Mr. Cowart is the founder of the Vertex group of companies and has served such companies since 2001. As a leader in the recycling field, Mr. Cowart helped pioneer the reclamation industry by developing recycling options for many residual materials once managed as a hazardous waste. Mr. Cowart has served on NORA’s Board of Directors and as President in 2008. Mr. Cowart was a finalist for the 2015, Gulf Coast Area, EY Entrepreneur Of The Year®. Mr. Cowart has taken an active role in the petroleum industry with his involvement in speaking, consulting, chairing, and serving on various committees and industry associations. Prior to the formation of Holdings, Mr. Cowart served as the Vice President of Aaron Oil Company, a regional recycler in Alabama.

Director Qualifications:

Mr. Cowart has extensive industry knowledge as well as a deep knowledge as our founder, of our history, strategy and culture. Having led us as CEO and founder, Mr. Cowart has been the driving force behind the strategy and operations that have led to our growth thus far. His experience at the various levels of the industry over the past 30 years brings valued insight to all of our facets.

DAN BORGEN (Age 60)

Director since June 2008

Mr. Borgen currently serves as Chairman, Chief Executive Officer and President of U.S. Development Group LLC (“USD”), where he has worked since May 1995. In his current role, Mr. Borgen guides all senior aspects of USD’s corporate activities. USD is comprised of wholly-owned subsidiaries that focus on industrial development, logistics, products terminaling, power corridors, financial services and gasification. In addition to his work with USD, Mr. Borgen has served as President of U.S. Right-of-Way Corporation since June 1993. Prior to this, Mr. Borgen worked for eleven years as an investment banker serving as Merger & Acquisition Director, Portfolio Manager and as a member of the Executive Committee for strategic planning and development. His activities were focused on manufacturing, food service, oil and gas exploration/production, telecommunications, banking and Western European finance. In his capacity as an investment banker, Mr. Borgen served as Vice President of The Oxford Group from July 1990 to June 1993, Vice President/Principal of The Paramount Companies from July 1985 to April 1990 and Manager - Investor Relations of Invoil Inc. from April 1982 to June 1985.

Director Qualifications:

With his extensive background in business operations, finance, deal structures and capital markets, Mr. Borgen brings a unique portfolio of business expertise to us. A large part of Mr. Borgen’s executive experience has been in the operations and logistics segment of the petroleum industry. His service and leadership with leading organizations in financial and operational roles reflects his expertise in navigating opportunities that complex organizations such as us face.

DAVID L. PHILLIPS (Age 64)

Director since June 2008

Mr. Phillips is currently the Managing Partner of Bilateral Initiatives LLP, an international business-to-business consulting firm specializing in providing key strategic expansion and corporate growth advice to the chairman and chief executive level members of various firms. Mr. Phillips is also Managing Partner of Phillips International Law Group PLLC, a worldwide recognized international law firm specializing in mergers, acquisitions, project development and EPC construction work with a focus on the international energy landscape in the oil, gas, chemical and power downstream sector and the alternative energy industry. Mr. Phillips’ clients include worldwide energy companies, including several Middle East National Oil Companies. Prior to his founding of Bilateral Initiatives LLP and the Phillips International Law Group, Mr. Phillips was a partner at the law firm of Jackson Walker LLP from May 2002 until May 2008 and chaired several of the firm’s practice areas over that period. Prior to working at Jackson Walker LLP, from May 1995 to May 2002, Mr. Phillips served as a senior executive officer in the former KeySpan Energy Corporation, a $14 billion public energy conglomerate based in New York City, and as a member of the board of directors of certain KeySpan subsidiaries. From June 1991 to May 1995, Mr. Phillips served as a senior executive officer in Equitable Resources, Inc. (“Equitable”), a $6 billion public gas utility holding company based in Pittsburgh, Pennsylvania, and as President, CEO and member of the board of directors of certain of Equitable’s subsidiaries. Mr. Phillips also served as the General Counsel to Eastex Energy Inc., a public midstream energy company, from June 1988 to May 1991, which was later acquired by El Paso Energy and ultimately Enterprise Products LP.

In addition to his current roles at Bilateral Initiatives LLP and Phillips International Law Group PLLC, Mr. Phillips is the Chairman of the Board of Directors and the Executive Board of Advisors, Ambassadors, Ministers & Former US Cabinet Secretaries of the Bilateral US Arab Chamber of Commerce.

Mr. Phillips received his bachelor’s degree from the University of Texas in August 1984 and his Juris Doctor from the South Texas College of Law in August 1988. Mr. Phillips is a member of the State Bar of Texas, International Bar Association, American Bar Association, and the Houston Bar Association. He is also a member of the Oil, Gas & Energy Law Section, the Business Law Section, and the Corporate Counsel Section of the State Bar of Texas and Houston Bar Association. Additionally, he is a member of the Natural Resources, Energy and Environmental Law Section of the American Bar Association & International Bar Association.

Director Qualifications:

Mr. Phillips has had a long and successful career in the energy sector serving in various capacities, having been the CEO, legal counsel and board member of various large public companies. In addition to his extensive experience in oil and gas, he was also a partner in the law firm of Jackson Walker, LLP. Mr. Phillips background brings insights into corporate structure and project development, along with expansion and corporate growth.

CHRISTOPHER STRATTON (Age 52)

Director since July 2010

Mr. Stratton served as our Chief Financial Officer between August 24, 2009 and June 2010. Since June 2018, he has served as Managing Partner of Vine Advisors.  From September 2013 until May 2018, Mr. Stratton served as Chief Financial Officer of Agspring, LLC. Mr. Stratton also served as CFO for Pro Energy Services from June 2010 until September 2013. Mr. Stratton served as Director of Finance for CITI in the Global Commodities Group, until August 2009, a position which he had held since June 2005. Prior to joining CITI, Mr. Stratton served as a Senior Manager with PricewaterhouseCoopers, LLC, from July 1998 to June 2005. From May 1990 to July 1997, Mr. Stratton co-founded and was employed as Vice President by Marketlink International, Inc., an international trade company which performed commodity trading of industrial products throughout North America, South America, Europe and Asia. Mr. Stratton obtained his Bachelor of Business Administration in Accounting from Baylor University in 1991 and his Master of Business Administration (Finance and Entrepreneurship) from Rice University in 1999. Mr. Stratton is also a Certified Public Accountant. He is a member of the American Institute of Certified Public Accountants, the Texas Society of Certified Public Accountants and the Rice University Jones Graduate School of Management Partners.

Director Qualifications:

With his extensive background in auditing, accounting, finance, risk and capital markets, Mr. Stratton brings a strong grasp of how to deploy assets and optimize a company’s capital structure to us. He also brings a good understanding of commodity markets and hedging strategies for risk management, which is beneficial to us and the Board.

TIMOTHY C. HARVEY (Age 63)

Director since January 2013

Mr. Harvey served as a Vice President of Oil Trading at Westport Petroleum, Inc. (“Westport”), which operates in the petroleum trading, blending and transportation industries, from November 1987 to June 2012, during which time he specialized in Black Oil trading. From May 1986 to October 1987, Mr. Harvey served in an oil trading position with Shell International, providing services in throughput trading and sourcing. From May 1984 to May 1986, Mr. Harvey served as a supply trading analyst with Shell Oil Company. From June 1980 to May 1984, Mr. Harvey served as a logistics analyst with Shell Chemical Company. Mr. Harvey obtained his Bachelor’s degree from the University of Tennessee at Knoxville in Business Marketing and Transportation in 1980.

Director Qualifications:

We believe that Mr. Harvey’s 20+ years of experience in oil trading and sourcing provides him unique and specialized knowledge which qualifies him to serve on the Company’s Board of Directors.

JAMES P. GREGORY (Age 71)

Director since July 2014

Mr. Gregory has served as a member of the Board of Directors of the Company since July 2014, and as the General Counsel of Vertex Refining Nevada since May 2014. Since April 2016, Mr. Gregory has served as a Partner at Ruddy Gregory, PLLC, a boutique law firm with offices in Washington, D.C. and Denver, Colorado. Prior to joining Ruddy Gregory, Mr. Gregory had his own firm that he formed in November 2002. Mr. Gregory’s forty-five years of legal experience in the private practice of law has been focused on tax, transactional work, structuring, and finance. In addition to maintaining his own practice, from 1990 to 2010, Mr. Gregory served as counsel to Global Environment Fund (“GEF”), a registered investment advisor and private equity fund management group. GEF focuses on investments in companies providing environmentally beneficial goods, services and technologies with extensive holdings in emerging market countries. Since 1997, Mr. Gregory has served on the Board of Directors of GEF. Mr. Gregory has served on the Board of Directors of Omega Holdings Company, LLC (“Omega”) and several of its subsidiaries since May 2008. Omega was involved in the refining, blending and marketing of lubricants and fuels. The Company entered into an Asset Purchase Agreement with Omega in March 2014, and consummated the closing thereunder in May 2014.  Mr. Gregory also owns and operates two Morning Story restaurants in Denver, Colorado.

Mr. Gregory is licensed to practice law in Colorado, Michigan and in the District of Columbia and holds a Master of Laws (in Taxation) from New York University Law School (1976), a Juris Doctorate from Wayne State University Law School (1974), and a Bachelor of Arts degree from the University of Michigan (1971).

Director Qualifications:

Mr. Gregory has had a long and successful career with various law firms with extensive experience in tax, transactional work, structuring, and finance. In addition to his extensive legal experience, Mr. Gregory served on the Board of Directors of Omega Holdings Company, LLC which was involved in the refining, blending and marketing of lubricants and fuels. As such, we believe Mr. Gregory is highly qualified to serve on the Board of Directors of the Company.

What Vote Is Required To Elect the Director Nominees

A plurality of the votes cast in person or by proxy by the holders of our common stock, Series A Convertible Preferred Stock, Series B Preferred Stock and Series B1 Preferred Stock, entitled to vote at the Annual Meeting are required to elect each director. A plurality of the votes cast means (1) the director nominee with the most votes for a particular seat is elected for that seat; and (2) votes cast shall include votes to “withhold authority” (shown as “AGAINST” on the enclosed form of proxy) and exclude abstentions with respect to that director’s election. Therefore, abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular director nominee within ten days of the Annual Meeting) will not be counted in determining the number of votes cast with respect to that director’s election.

Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the election of the nominees named herein. Should any nominee become unavailable for election, discretionary authority is conferred to the persons named as agents and proxies in the enclosed form of proxy to vote for a substitute.

Pursuant to the power provided to the Board of Directors in our Bylaws, the Board has set the number of directors that shall constitute the Board at six. Proxies cannot be voted for a greater number of persons than the number of nominees named on the enclosed form of proxy, and stockholders may not cumulate their votes in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS

VOTING “FOR” EACH OF THE NOMINEES LISTED ABOVE.

PROPOSAL 2

APPROVAL OF THE ADOPTION OF THE COMPANY’S AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

At the Annual Meeting, stockholders are requested to approve and adopt the Company’s Amended and Restated 2020 Equity Incentive Plan, which we refer to as the 2020 Plan.

If this Proposal 2 is not approved by the Company’s stockholders, the amendment and restatement of the 2020 Plan will not be effective.

The Company previously disclosed that it intended to use the 2020 Plan, and not the 2019 Plan, moving forward; however, the Company now anticipates using both plans moving forward.

A total of 1,500,000 shares of common stock are currently available for future issuance under the 2020 Plan, subject to increase as discussed below under “Shares Available Under the 2020 Plan; Evergreen Provision”.

The following is a summary of the principal features of the 2020 Plan. This summary does not purport to be a complete description of all of the provisions of the 2020 Plan. It is qualified in its entirety by reference to the full text of the 2020 Plan, as proposed to be ratified, which is included as Appendix A to this proxy statement.

General

On April 27, 2020, the Board of Directors adopted the 2020 Plan, subject to approval and adoption by the stockholders of the Company which occurred on June 17, 2020. An amendment and restatement of the 2020 Plan was approved by the Board of Directors on March 30, 2021, subject to approval and adoption by the stockholders of the Company (i.e., such amended and restated 2020 Plan is not effective until adopted by the stockholders of the Company).

The 2020 Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing. In making such determinations, the Board may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board in its discretion shall deem relevant.

Amendments to 2020 Plan

The Board of Directors is seeking stockholder adoption of the amended and restated 2020 Plan to amend the 2020 Plan to (a) clarify that the plan includes a limitation on the number of shares of common stock that may be issued pursuant to the plan; (b) include a 25 million share limit on the number of shares of common stock issuable upon exercise of incentive stock options granted under the plan; (c) allow for repricing’s of options granted under the plan without the consent of any holder of such options provided that no repricing may (1) increase the exercise price of any option granted under the plan, or (2) reduce the exercise price below the fair market value (as defined in the plan) of the Company’s common stock on the date the action is taken to reduce such exercise price (without the approval of the holder thereof); and (d) make certain other conforming changes to the plan.

The amendments described in (a) and (b) above are to ensure compliance with the Internal Revenue Code requirements for evergreen stock plans, as relates to incentive stock options, and the amendment described in (c) above, is to provide the Board of Directors wider discretion in amending/repricing awards under the 2020 Plan.

Shares Available Under the 2020 Plan; Evergreen Provision

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the aggregate number of shares of common stock which may be issued pursuant to awards under the 2020 Plan is the sum of (i) one million five hundred thousand (1,500,000) shares, and (ii) an annual increase on April 1st of each calendar year, beginning in 2021 (provided that no increase was approved in 2021) and ending in 2030, in each case subject to the approval of the Board of Directors or the Compensation Committee on or prior to the applicable date, equal to the lesser of (A) four percent (4%) of the total shares of common stock of the Company outstanding on the last day of the immediately preceding fiscal year and (B) such smaller number of shares as determined by the Board of Directors or Compensation Committee (the “Share Limit”), also known as an “evergreen” provision. Notwithstanding the foregoing, shares added to the Share Limit are available for issuance as incentive stock options only to the extent that making such shares available for issuance as incentive stock options would not cause any incentive stock option to cease to qualify as such. In the event that the Board of Directors or the Compensation Committee does not take action to affirmatively approve an increase in the Share Limit on or prior to the applicable date provided for under the plan, the Share Limit remains at its then current level. Notwithstanding the above, no more than 25,000,000 incentive stock options may be granted pursuant to the terms of the 2020 Plan.

If an award granted under the 2020 Plan entitles a holder to receive or purchase shares of our common stock, then on the date of grant of the award, the number of shares covered by the award (or to which the award relates) will be counted against the total number of shares available for granting awards under the 2020 Plan. As a result, the shares available for granting future awards under the 2020 Plan will be reduced as of the date of grant. However, certain shares that have been counted against the total number of shares authorized under the 2020 Plan in connection with awards previously granted under such 2020 Plan will again be available for awards under the 2020 Plan as follows: shares of our common stock covered by an award or to which an award relates which were not issued because the award terminated or was forfeited or cancelled without the delivery of shares will again be available for awards.

In no event, however, may common stock that is surrendered or withheld to pay the exercise price of a stock option or to satisfy tax withholding requirements be available for future grants under the 2020 Plan. In addition, shares of common stock related to awards that expire, are forfeited or cancelled or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the 2020 Plan.

The shares available for awards under the 2020 Plan will be authorized but unissued shares of our common stock or shares acquired in the open market or otherwise.

Administration

The Company is the issuer (manager) of the 2020 Plan. The 2020 Plan is administered by either (a) the Compensation Committee; or (b) the entire Board of Directors of the Company, as determined from time to time by the Board of Directors (the “Administrator”). The Administrator has the exclusive right to interpret and construe the 2020 Plan, to select the eligible persons who shall receive an award, and to act in all matters pertaining to the grant of an award and the determination and interpretation of the provisions of the related award agreement, including, without limitation, the determination of the number of shares subject to stock options and the option period(s) and option price(s) thereof, the number of shares of restricted stock or shares subject to stock awards or performance shares subject to an award, the vesting periods (if any) and the form, terms, conditions and duration of each award, and any amendment thereof consistent with the provisions of the 2020 Plan.

On or after the date of grant of an award under the Plan, the Administrator may (i) accelerate the date on which any such award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such award, including, without limitation, extending the period following a termination of a participant’s employment during which any such award may remain outstanding, or (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such award; provided, that the Administrator shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Code.

Eligibility

Employees, non-employee directors, and consultants of the Company and its subsidiaries are eligible to participate in the 2020 Plan. Incentive stock options may be granted under the 2020 Plan only to employees of our company and its affiliates. Employees, directors and consultants of our company and its affiliates are eligible to receive all other types of awards under the 2020 Plan.

No awards are issuable by the Company under the 2020 Plan (a) in connection with services associated with the offer or sale of securities in a capital-raising transaction; or (b) where the services directly or indirectly promote or maintain a market for the Company’s securities.

Option Terms

Stock options may be granted by the Administrator and may be either non-qualified (non-statutory) stock options or incentive stock options. The Administrator, in its sole discretion, determines the exercise price of any options granted under the Plan which exercise price is set forth in the agreement evidencing the option, provided however that at no time can the exercise price be less than the $0.001 par value per share of the Company’s common stock. Stock options are subject to the terms and conditions, including vesting conditions, set by the Administrator (and incentive stock options are subject to further statutory restrictions that will be set forth in the grant agreement for those options). The exercise price for all stock options granted under the 2020 Plan will be determined by the Administrator, except that no incentive stock options can be granted with an exercise price that is less than 100% of the fair market value of the Company’s common stock on the date of grant. Further, stockholders who own greater than 10% of the Company’s voting stock will not be granted incentive stock options that have an exercise price less than 110% of the fair market value of the Company’s common stock on the date of grant.

The term of all stock options granted under the 2020 Plan will be determined by the Administrator, but the term of an incentive stock option may not exceed 10 years (five years for incentive stock options granted to stockholders who own greater than 10% of the Company’s voting stock). Each stock option gives the grantee the right to receive a number of shares of the Company’s common stock upon exercise of the stock option and payment of the exercise price. The exercise price may be paid in cash or if approved by the Administrator, shares of the Company’s common stock. The Administrator may also permit other ways for a grantee to pay the exercise price.

Options granted under the 2020 Plan may be exercisable in cumulative increments, or “vest,” as determined by the Administrator. The Administrator has the power to accelerate the time as of which an option may vest or be exercised.

A recipient may not transfer an incentive stock option otherwise than by will or by the laws of descent and distribution. During the lifetime of the recipient, only the recipient may exercise an option. The Administrator may grant non-statutory stock options that are transferable to the extent provided in the applicable written agreement.

Incentive stock options granted under the 2020 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, which we refer to as the Code. Nonqualified (non-statutory stock options) granted under the 2020 Plan are not intended to qualify as incentive stock options under the Code.

Terms of Restricted Stock Awards and Stock Awards

The Administrator may issue shares of restricted stock under the 2020 Plan as a grant or for such consideration, including services, and, subject to the Sarbanes-Oxley Act of 2002, promissory notes, as determined in its sole discretion. Restricted shares are shares of the Company’s common stock that may (but are not required to be) forfeitable until the applicable restrictions lapse. The Administrator will determine the restrictions for each award and the restrictions may be based on the passage of time or the achievement of specific performance goals. If the performance goals are not achieved or the restrictions do not lapse within the time period provided in the award agreement, the grantee will forfeit his or her restricted shares. Unless the Administrator determines otherwise, a grantee will have stockholder rights with respect to his or her restricted shares, including the right to vote the shares and receive dividends on them. Any stock dividends on restricted shares are subject to the same restrictions that apply to those restricted shares. Generally, in the event a recipient’s employment or service with our company terminates, any or all of the shares of common stock held by such recipient that have not vested as of the date of termination under the terms of the restricted stock agreement may be forfeited to our company in accordance with such restricted stock agreement.

The Administrator determines how any awards granted under the 2020 Plan will vest.

Additionally, common stock may be issued as stock awards or performance shares pursuant to the 2020 Plan without vesting restrictions or with such restrictions as determined by the Administrator in its sole discretion.

Rights to acquire shares of common stock under the restricted stock purchase or grant agreement are transferable by the recipient only upon such terms and conditions as are set forth in the restricted stock agreement, as the Administrator may determine in its discretion, so long as shares of common stock awarded under the restricted stock agreement remain subject to the terms of such agreement.

Terms of Performance Shares

The Administrator, in its sole discretion, may from time to time award performance shares to eligible persons as an incentive for the performance of future services that will contribute materially to the successful operation of the Company. The Administrator determines the terms and conditions of any award of performance shares, which shall be set forth in the related award agreement, including without limitation: (a) the purchase price, if any, to be paid for such performance shares, which may be zero, subject to such minimum consideration as may be required by applicable law; (b) the performance period (the “Performance Period”) and/or performance objectives (the “Performance Objectives”) applicable to such awards; (c) the number of performance shares that shall be paid to the participant if the applicable Performance Objectives are exceeded or met in whole or in part; and (d) the form of settlement of a performance share. Each performance share shall have a value equal to the fair market value of a share of common stock.

Performance Periods may overlap, and participants may participate simultaneously with respect to performance shares for which different Performance Periods are prescribed. Performance Objectives may vary from participant to participant and between awards and shall be based upon such performance criteria or combination of factors as the Administrator may deem appropriate, including, but not limited to, minimum earnings per share or return on equity. If during the course of a Performance Period there shall occur significant events which the Administrator expects to have a substantial effect on the applicable Performance Objectives during such period, the Administrator may revise such Performance Objectives.

In the sole discretion of the Administrator and as set forth in the award agreement for an award of performance shares, all performance shares held by a participant and not earned shall be forfeited by the participant upon the participant’s termination of service with the Company. Notwithstanding the foregoing, unless otherwise provided in an award agreement with respect to an award of performance shares, in the event of the death, disability or retirement of a participant during the applicable Performance Period, or in other cases of special circumstances (including hardship or other special circumstances of a participant whose employment is involuntarily terminated), the Administrator may determine to make a payment in settlement of such performance shares at the end of the Performance Period, based upon the extent to which the Performance Objectives were satisfied at the end of such period and pro-rated for the portion of the Performance Period during which the participant was employed by the Company or an affiliate; provided, however, that the Administrator may provide for an earlier payment in settlement of such performance shares in such amount and under such terms and conditions as the Administrator deems appropriate or desirable.

The settlement of a performance share shall be made in cash, whole shares of common stock or a combination thereof and shall be made as soon as practicable after the end of the applicable Performance Period. Notwithstanding the foregoing, the Administrator in its sole discretion may allow a participant to defer payment in settlement of performance shares on terms and conditions approved by the Administrator and set forth in the related award agreement entered into in advance of the time of receipt or constructive receipt of payment by the participant.

Performance shares shall not be transferable by the participant. The Administrator has the authority to place additional restrictions on the Performance Shares including, but not limited to, restrictions on transfer of any shares of common stock that are delivered to a participant in settlement of any performance shares.

Tax Withholding Adjustments

To the extent provided by the terms of an option or other award, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option, or award by a cash payment upon exercise, or in the discretion of the Administrator, by authorizing our company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned shares of our common stock or by a combination of these means.

Termination of Service

With respect to incentive stock options granted under the 2020 Plan, unless the applicable award agreement provides otherwise, in the event of a grantee’s termination of service due to his or her death or disability, that the grantee’s stock options will vest in their entirety and remain exercisable until one year after such termination of service (but not beyond the original term of the stock option); and thereafter, all stock options will be cancelled and forfeited to the Company. Except as set forth above, the incentive stock options shall lapse and cease to be exercisable upon the termination of service of an employee or director as defined in the 2020 Plan, or within such period following a termination of service as shall have been determined by the Administrator and set forth in the related award agreement; provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a termination of service.

Non-incentive stock options are governed by the related award agreements and have such terms as determined by the Administrator.

In the sole discretion of the Administrator, all shares of restricted stock held by a participant and still subject to restrictions shall be forfeited by the participant upon the participant’s termination of service and shall be reacquired, canceled and retired by the Company. Notwithstanding the foregoing, unless otherwise provided in an award agreement with respect to an award of restricted stock, in the event of the death, disability or retirement of a participant during the restriction period, or in other cases of special circumstances (including hardship or other special circumstances of a participant whose employment is involuntarily terminated), the Administrator may elect to waive in whole or in part any remaining restrictions with respect to all or any part of such participant’s restricted stock, if it finds that a waiver would be appropriate.

Duration; Termination of the 2020 Plan

The 2020 Plan will automatically terminate on the 10th anniversary of original approval date of the 2020 Plan (April 27, 2030). However, prior to that date, the Company’s Board of Directors may amend or terminate the 2020 Plan as it deems advisable, but it cannot adopt an amendment if it would (1) without a grantee’s consent, materially and adversely affect that grantee’s award; or (2) without stockholder approval, increase the numbers of shares of the Company’s common stock that can be awarded under the 2020 Plan.

Our Board may submit any other amendment to the 2020 Plan for stockholder approval if it concludes that stockholder approval is otherwise advisable, similar to how the Board is seeking stockholder approval for this Proposal 2.

Effect of Certain Corporate Events

Adjustments. In the event of (1) changes in the outstanding stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any award or (2) any change in applicable laws or any change in circumstances that results in, or would result in, any substantial dilution or enlargement of the rights granted to, or available for, grantees, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the 2020 Plan, the Administrator will adjust or substitute awards as it determines equitable.

Change of Control Treatment. Upon the occurrence of:

           (i)           the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation;

           (ii)           the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all of the assets of the Company; or

           (iii)           in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Securities Act of 1933, as amended (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company);

and unless otherwise provided in the award agreement with respect to a particular award, all outstanding stock options shall become immediately exercisable in full, subject to any appropriate adjustments, and shall remain exercisable for the remaining option period, regardless of any provision in the related award agreement limiting the ability to exercise such stock option or any portion thereof for any length of time. All outstanding performance shares with respect to which the applicable performance period has not been completed shall be paid out as soon as practicable; and all outstanding shares of restricted stock with respect to which the restrictions have not lapsed shall be deemed vested and all such restrictions shall be deemed lapsed and the restriction period ended.

Additionally, after the merger of one or more corporations into the Company, any merger of the Company into another corporation, any consolidation of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the common stock, each participant shall, at no additional cost, be entitled, upon any exercise of such participant’s stock option, to receive, in lieu of the number of shares as to which such stock option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such participant had been a holder of record of a number of shares of common stock equal to the number of shares as to which such stock option shall then be so exercised.

Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to the recipient and our company with respect to participation in the 2020 Plan.  This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Incentive Stock Options

There will be no federal income tax consequences to either us or the recipient upon the grant of an incentive stock option.  Upon exercise of the option, the excess of the fair market value of the stock over the exercise price, or the “spread,” will be added to the alternative minimum tax base of the recipient unless a disqualifying disposition is made in the year of exercise.  A disqualifying disposition is the sale of the stock prior to the expiration of two years from the date of grant and one year from the date of exercise.  If the shares of common stock are disposed of in a disqualifying disposition, the recipient will realize taxable ordinary income in an amount equal to the spread at the time of exercise, and we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a federal income tax deduction equal to such amount.  If the recipient sells the shares of common stock after the specified periods, the gain or loss on the sale of the shares will be long-term capital gain or loss and we will not be entitled to a federal income tax deduction.

Non-statutory Stock Options and Restricted Stock Awards

Non-statutory stock options and restricted stock awards granted under the 2020 Plan generally have the following federal income tax consequences.

There are no tax consequences to the participant or us by reason of the grant.  Upon acquisition of the stock, the recipient will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price.  However, to the extent the stock is subject to “a substantial risk of forfeiture” (as defined in Section 83 of the Code), the taxable event will be delayed until the forfeiture provision lapses unless the recipient elects to be taxed on receipt of the stock by making a Section 83(b) election within 30 days of receipt of the stock.  If such election is not made, the recipient generally will recognize income as and when the forfeiture provision lapses, and the income recognized will be based on the fair market value of the stock on such future date.  On that date, the recipient’s holding period for purposes of determining the long-term or short-term nature of any capital gain or loss recognized on a subsequent disposition of the stock will begin.  If a recipient makes a Section 83(b) election, the recipient will recognize ordinary income equal to the difference between the stock’s fair market value and the purchase price, if any, as of the date of receipt and the holding period for purposes of characterizing as long-term or short-term any subsequent gain or loss will begin at the date of receipt.

Potential Limitation on Company Deductions

Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain senior executives of our company (a “covered employee”) in a taxable year to the extent that compensation to such employees exceeds $1,000,000.  It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from our company, may cause this limitation to be exceeded in any particular year.

Modification of Awards under the 2020 Plan

The Board is permitted to amend the terms and provisions of outstanding awards if the amended terms and provisions would have been permissible when the award was granted, including extensions of the exercise period and acceleration of the vesting schedule of such awards. However, no such action may (1) materially and adversely affect the rights of any grantee with respect to outstanding awards without his or her written consent or (2) cause an award intended to qualify as performance-based compensation under Section 162(m) of the Code to cease being qualified as that type of compensation.

Additionally, notwithstanding anything to the contrary in the 2020 Plan, the Company may reprice any stock option granted under the plan without the approval of the stockholders of the Company, or the holder of the option. For this purpose, “reprice” means (i) any of the following or any other action that has the same effect: (A) lowering the exercise price of a stock option after it is granted, (B) any other action that is treated as a repricing under GAAP, or (C) cancelling a stock option at a time when its exercise price exceeds the fair market value of the underlying common stock, in exchange for another stock option, restricted stock or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (ii) any other action that is considered to be a repricing under formal or informal guidance issued by exchange or market on which the Company’s common stock then trades or is quoted, provided that no repricing may (1) increase the exercise price of any option granted under the 2020 Plan, or (2) reduce the exercise price below the fair market value of the Company’s common stock on the date the action is taken to reduce such exercise price (without the approval of the holder thereof).

In addition to, and without limiting the above, the Administrator may permit the voluntary surrender of all or a portion of any stock option granted under the plan to be conditioned upon the granting to the participant of a new stock option for the same or a different number of shares of common stock as the stock option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new stock option to such participant. Subject to the provisions of the plan, such new stock option shall be exercisable at such option price, during such option period and on such other terms and conditions as are specified by the Administrator at the time the new stock option is granted. upon surrender, the stock options surrendered shall be canceled and the shares of common stock previously subject to them shall be available for the grant of other stock options.

Awards planned under the 2020 Plan

There are no current plans to issue any awards under the 2020 Plan at this time.

What vote is required to approve and adopt the amendment and restatement of the 2020 Plan?

The approval and adoption of the amendment and restatement of the 2020 Plan requires the affirmative vote of a majority of the votes cast on such proposal provided that a quorum exists at the Annual Meeting.  Broker non-votes and abstentions will have no effect on determining whether the affirmative vote constitutes a majority of the shares present or represented by proxy and voting on the proposal.  However, broker non-votes and abstentions could prevent the approval of this proposal because they do not count as affirmative votes. In order to minimize the number of broker non-votes, the Company encourages you to vote or to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the Notice.

If this Proposal 2 is not approved by the Company’s stockholders, the amendment and restatement of the 2020 Plan will not become effective; however, the 2020 Plan in its current form will continue to remain in place, and the failure of stockholders to approve the amendment and restatement of the 2020 Plan will have no effect on current terms of, or validity of, such plan.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL AND ADOPTION OF THE AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors has selected Ham, Langston & Brezina, L.L.P. (“HLB”), as the Company’s independent auditors for the fiscal year ended December 31, 2021, and recommends that the stockholders vote to ratify such appointment. HLB previously served as the Company’s independent auditors for the fiscal years ended December 31, 2020 and 2019.

The Company does not anticipate a representative from HLB to be present at the annual stockholders meeting. In the event that a representative of HLB is present at the Annual Meeting, the representative will have the opportunity to make a statement if he/she desires to do so and the Company will allow such representative to be available to respond to appropriate questions.

AUDIT FEES

HLB served as the Company’s independent auditors and audited the consolidated financial statements of the Company for the fiscal year ended December 31, 2020 and 2019.

 Following is a summary of the fees expensed relating to professional services rendered by HLB for the fiscal years ended December 31, 2020 and 2019, respectively:

Fee Category	2020 Fees	2019 Fees
Audit Related Fees	$199,000	$182,500
All Other Fees	2,500	32,500
Total Fees	$201,500	$215,000

It is the policy of our Board of Directors that all services to be provided by our independent registered public accounting firm, including audit services and permitted audit-related and non-audit services, must be pre-approved by our Audit Committee. Our Audit Committee pre-approved all services, audit and non-audit related, provided to us by HLB for 2020 and 2019.

 In order to assure continuing auditor independence, the Audit Committee periodically considers the independent auditor’s qualifications, performance and independence and whether there should be a regular rotation of our independent external audit firm. We believe the continued retention of HLB to serve as the Company’s independent auditor is in the best interests of the Company and its stockholders, and we are asking our stockholders to ratify the appointment of HLB as the Company’s independent auditor for the year ended December 31, 2021. While the Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent registered public accounting firm, the Audit Committee and our Board are requesting, as a matter of policy, that the stockholders ratify the appointment of HLB as our independent registered public accounting firm.

Ratification of this appointment shall be effective upon the affirmative vote of a majority of the votes cast on such proposal provided that a quorum exists at the Annual Meeting. Abstentions with respect to the ratification of this appointment will have the effect of a vote against ratification of this appointment. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the ratification of the appointment of HLB.

The Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. In the event stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Committee determines that such a change would be in the Company’s and the stockholders’ best interests.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

STOCKHOLDER PROPOSALS

Proposals for 2022 Annual Meeting of Stockholders and 2022 Proxy Materials

Proposals of holders of our voting securities intended to be presented at our 2022 annual meeting of stockholders and included in our proxy statement and form of proxy relating to such meeting pursuant to Rule 14a-8 of Regulation 14A of the Exchange Act, must be received by us, addressed to our Corporate Secretary, at our principal executive offices at 1331 Gemini Street, Suite 250, Houston, Texas 77058, not earlier than the close of business on January 26, 2022, and not later than the close of business on February 25, 2022, together with written notice of the stockholder’s intention to present a proposal for action at the fiscal 2022 annual meeting of stockholders, unless our annual meeting date occurs more than 30 days before or 30 days after May 26, 2022. In that case, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the fiscal 2022 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the fiscal 2022 annual meeting or, if the first public announcement of the date of the fiscal 2022 annual meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which we first make a public announcement of the date of the fiscal 2022 annual meeting.

Stockholder proposals must be in writing and must include (a) the name and record address of the stockholder who intends to propose the business and the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to introduce the business specified in the notice; (c) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (d) any material interest of the stockholder in such business; and (e) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act. The Board of Directors reserves the right to refuse to submit any proposal to stockholders at an annual meeting if, in its judgment, the information provided in the notice is inaccurate or incomplete, or does not comply with the requirements for stockholder proposals set forth in the Company’s Bylaws.

Stockholder nominations for director candidates must include (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

Additional Filings

The Company’s Forms 10-K, 10-Q, 8-K and all amendments to those reports are available without charge through the Company’s website on the Internet as soon as reasonably practicable after they are electronically filed with, or furnished to, the Securities and Exchange Commission. Information on our website does not constitute part of this proxy statement.

The Company will provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any of the filings described above. Individuals may request a copy of such information by sending a request to the Company, Attn: Corporate Secretary, Vertex Energy, Inc., 1331 Gemini, Suite 250, Houston, Texas 77058.

DOCUMENTS INCORPORATED BY REFERENCE

None.

OTHER MATTERS

As of the date of this proxy statement, our management has no knowledge of any business to be presented for consideration at the Annual Meeting other than that described above. If any other business should properly come before the Annual Meeting or any adjournment thereof, it is intended that the shares represented by properly executed proxies will be voted with respect thereto in accordance with the judgment of the persons named as agents and proxies in the enclosed form of proxy.

The Board of Directors does not intend to bring any other matters before the Annual Meeting of stockholders and has not been informed that any other matters are to be presented by others.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION
TO MATTERS TO BE ACTED UPON

(a)	No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or director of the Company.

(b)	No director of the Company has informed the Company that he intends to oppose the action taken by the Company set forth in this proxy statement.

COMPANY CONTACT INFORMATION

All inquiries regarding our Company should be addressed to our Company’s principal executive office:

Vertex Energy, Inc.

1331 Gemini, Suite 250

Houston, Texas 77058

By Order of the Board of Directors,

Benjamin P. Cowart, Chairman

APPENDIX A

VERTEX ENERGY, INC.

AMENDED AND RESTATED

2020 EQUITY INCENTIVE PLAN

Amended and Restated 2020 Equity Incentive Plan

Vertex Energy, Inc.

VERTEX ENERGY, INC.

AMENDED AND RESTATED

2020 EQUITY INCENTIVE PLAN

ARTICLE I.
PREAMBLE

1.1.            This Amended and Restated 2020 Equity Incentive Plan of Vertex Energy, Inc. (the “Company”) is intended to secure for the Company and its Affiliates the benefits arising from ownership of the Company’s Common Stock by the Employees, Officers, Directors and Consultants of the Company and its Affiliates, all of whom are and will be responsible for the Company’s future growth. The Plan is designed to help attract and retain for the Company and its Affiliates personnel of superior ability for positions of exceptional responsibility, to reward Employees, Officers, Directors and Consultants for their services and to motivate such individuals through added incentives to further contribute to the success of the Company and its Affiliates. With respect to persons subject to Section 16 of the Act, transactions under this Plan are intended to satisfy the requirements of Rule 16b-3 of the Act.

1.2.            Awards under the Plan may be made to an Eligible Person in the form of (i) Incentive Stock Options (to Eligible Employees only); (ii) Nonqualified Stock Options; (iii) Restricted Stock; (iv) Stock Awards; (v) Performance Shares; or (vi) any combination of the foregoing.

1.3.            The Company’s Board of Directors adopted the Plan on April 27, 2020, subject to stockholder approval (the “Adoption Date”). This Plan shall be subject to stockholder approval and shall not become effective until approved by stockholders. The date of such stockholder approval shall be defined as the “Effective Date”. Stockholder approval is to be obtained in accordance with the Company’s Articles of Incorporation and Bylaws, each as amended, and Applicable Laws. Unless sooner terminated as provided elsewhere in this Plan, this Plan shall terminate upon the close of business on the day next preceding the tenth (10th) anniversary of the Adoption Date. Award Agreements outstanding on such date shall continue to have force and effect in accordance with the provisions thereof.

1.4.            The Plan shall be governed by, and construed in accordance with, the laws of the State of Nevada (except its choice-of-law provisions).

1.5.            Capitalized terms shall have the meaning provided in ARTICLE II unless otherwise provided in this Plan or any related Award Agreement.

ARTICLE II.
DEFINITIONS

DEFINITIONS. Except where the context otherwise indicates, the following definitions apply:

2.1.            “Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

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2.2.           “Adoption Date” has the meaning given to such term in Section 1.3.

2.3.           “Administrator” means the Board or a Committee.

2.4.           “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereinafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

2.5.           “Applicable Laws” means all applicable laws, rules, regulations and requirements, including, but not limited to, all applicable U.S. federal, state or local laws, any Stock Exchange rules or regulations and the applicable laws, rules or regulations of any other country or jurisdiction where Awards are granted under the Plan or Participants reside or provide services, as such laws, rules and regulations shall be in effect from time to time.

2.6.            “Available Shares” means the sum of (i) one million five hundred thousand (1,500,000) shares of Common Stock, and (ii) an annual increase on April 1st of each calendar year, beginning in 2021 and ending in 2030 (each a “Date of Determination”), in each case subject to the approval and determination of the Administrator on or prior to the applicable Date of Determination, equal to the lesser of (A) four percent (4%) of the total shares of Common Stock of the Company outstanding on the last day of the immediately preceding fiscal year and (B) such smaller number of shares as determined by the Administrator (the “Share Limit”). Notwithstanding the foregoing, shares added to the Available Shares by the Share Limit are available for issuance as Incentive Stock Options only to the extent that making such shares available for issuance as Incentive Stock Options would not cause any Incentive Stock Option to cease to qualify as such. In the event that the Administrator shall not take action to affirmatively approve an increase in the Share Limit on or prior to the applicable Date of Determination, the Share Limit and Available Shares, shall remain at such level as they were prior to such applicable Date of Determination. For clarity, the Available Shares is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan.

2.7.           “Award” means an award granted to a Participant in accordance with the provisions of the Plan, including, but not limited to, Stock Options, Restricted Stock, Stock Awards, Performance Shares, or any combination of the foregoing.

2.8.           “Award Agreement” means the separate written agreement evidencing each Award granted to a Participant under the Plan.

2.9.            “Board of Directors” or “Board” means the Board of Directors of the Company, as constituted from time to time.

2.10.         “Bylaws” means the Company’s Bylaws as amended and restated from time to time.

2.11.         “Change of Control” means (i) the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation; (ii) the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all the assets of the Company; or (iii) in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company).

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2.12.         “Code” means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

2.13.         “Committee” means a committee of two or more members of the Board appointed by the Board in accordance with Section 3.2 of the Plan. In the event the Company has not designated a Committee pursuant to Section 3.2 of the Plan, “Committee” shall refer to the Compensation Committee of the Company (in the event the Compensation Committee has authority to administer the Plan), if any, or the Board of Directors of the Company.

2.14.         “Common Stock” means the Company’s common stock.

2.15.         “Company” means Vertex Energy, Inc., a Nevada corporation.

2.16.         “Consultant” means any person, including an advisor engaged by the Company or an Affiliate to render bona fide consulting or advisory services to the Company or an Affiliate, other than as an Employee, Director or Non-Employee Director.

2.17.         “Continuous Service Status” means the absence of any interruption or termination of service as an Employee or Consultant (unless otherwise provided for in the applicable Award Agreement), as determined by the Administrator in good faith and subject to Applicable Laws. Subject to Applicable Laws, the Administrator shall determine whether a leave of absence, or absence in military or government service, shall constitute an interruption of Continuous Service Status; provided, however, that, (i) if an Employee is holding an Incentive Stock Option and such leave exceeds 3 months, then, for purposes of Incentive Stock Option status only, such Employee’s service as an Employee shall be deemed terminated on the 1st day following such 3-month period, and the Incentive Stock Option shall thereafter automatically become a Nonqualified Stock Option in accordance with Applicable Laws, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to a written Company policy, and (ii) the Administrator shall not have any such discretion to the extent that the grant of such discretion would cause any tax to become due under Section 409A of the Code. Also, Continuous Service Status as an Employee or Consultant shall not be considered interrupted or terminated in the case of a transfer between locations of the Company or between the Company, its subsidiaries or Affiliates, or their respective successors.

2.18.         “Director” means a member of the Board of Directors of the Company.

2.19.         “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

2.20.         “Effective Date” shall be the date set forth in Section 1.3 of the Plan.

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2.21.         “Eligible Employee” means an Eligible Person who is an Employee of the Company or any Affiliate.

2.22.         “Eligible Person” means any Employee, Officer, Director, Non-Employee Director or Consultant of the Company or any Affiliate, except for instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company’s securities, subject to any other limitations as may be provided by the Code, the Act, or the Administrator. In making such determinations, the Administrator may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Administrator in its discretion shall deem relevant.

2.23.         “Employee” means an individual who is a common-law employee of the Company or an Affiliate including employment as an Officer. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

2.24.         “ERISA” means the Employee Retirement Income Security Act of 1974, as now in effect or as hereafter amended.

2.25.         “Fair Market Value” means, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:

2.25.1            If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NYSE American, Nasdaq National Market or The Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the mean between the highest and lowest sales prices of such stock as quoted on such exchange or system on the trading day immediately preceding the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

2.25.2            If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported for the date in question, or the Common Stock is quoted on an over-the-counter market, the Fair Market Value will be the mean between the high bid and low asked prices for the Common Stock for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

2.25.3            In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

2.25.4            The Administrator also may adopt a different methodology for determining Fair Market Value with respect to one or more Awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular Award(s) (for example, and without limitation, the Administrator may provide that Fair Market Value for purposes of one or more Awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

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2.26.         “Grant Date” means, as to any Award, the latest of:

2.26.1            the date on which the Administrator authorizes the grant of the Award; or

2.26.2            the date the Participant receiving the Award becomes an Employee or a Director of the Company or its Affiliate, to the extent employment status is a condition of the grant or a requirement of the Code or the Act; or

2.26.3            such other date (later than the dates described in 2.26.1 and 2.26.2 above) as the Administrator may designate and as set forth in the Participant’s Award Agreement.

2.27.         “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

2.28.         “Incentive Stock Option” means a Stock Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and is granted under ARTICLE IV of the Plan and designated as an Incentive Stock Option in a Participant’s Award Agreement.

2.29.         “Non-Employee Director” shall have the meaning set forth in Rule 16b-3 under the Act.

2.30.         “Nonqualified Stock Option” means a Stock Option not intended to qualify as an Incentive Stock Option and is not so designated in the Participant’s Award Agreement.

2.31.         “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Act.

2.32.         “Option Period” means the period during which a Stock Option may be exercised from time to time, as established by the Administrator and set forth in the Award Agreement for each Participant who is granted a Stock Option.

2.33.         “Option Price” means the purchase price for a share of Common Stock subject to purchase pursuant to a Stock Option, as established by the Administrator and set forth in the Award Agreement for each Participant who is granted a Stock Option.

2.34.         “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

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2.35.         “Participant” means an Eligible Person to whom an Award has been granted and who has entered into an Award Agreement evidencing the Award or, if applicable, such other person who holds an outstanding Award.

2.36.         “Performance Objectives” shall have the meaning set forth in ARTICLE IX of the Plan.

2.37.         “Performance Period” shall have the meaning set forth in ARTICLE IX of the Plan.

2.38.         “Performance Share” means an Award under ARTICLE IX of the Plan of a unit valued by reference to the Common Stock, the payout of which is subject to achievement of such Performance Objectives, measured during one or more Performance Periods, as the Administrator, in its sole discretion, shall establish at the time of such Award and set forth in a Participant’s Award Agreement.

2.39.         “Plan” means this Vertex Energy, Inc. Amended and Restated 2020 Equity Incentive Plan, as it may be amended from time to time.

2.40.         “Reporting Person” means a person required to file reports under Section 16(a) of the Act.

2.41.         “Restricted Stock” means an Award under ARTICLE VII of the Plan of shares of Common Stock that are at the time of the Award subject to restrictions or limitations as to the Participant’s ability to sell, transfer, pledge or assign such shares, which restrictions or limitations may lapse separately or in combination at such time or times, in installments or otherwise, as the Administrator, in its sole discretion, shall determine at the time of such Award and set forth in a Participant’s Award Agreement.

2.42.         “Restriction Period” means the period commencing on the Grant Date with respect to such shares of Restricted Stock and ending on such date as the Administrator, in its sole discretion, shall establish and set forth in a Participant’s Award Agreement.

2.43.         “Retirement” means retirement as determined under procedures established by the Administrator or in any Award, as set forth in a Participant’s Award Agreement.

2.44.         “Rule 16b-3” means Rule 16b-3 promulgated under the Act or any successor to Rule 16b-3, as in effect from time to time. Those provisions of the Plan which make express reference to Rule 16b-3, or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3, shall apply only to a Reporting Person.

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2.45.        “Shares” means shares of Common Stock issued in connection with Awards granted under this Plan, including, where applicable, upon exercise of Stock Options granted under this Plan.

2.46.        “Share Limit” has the meaning given to such term under the definition of Available Shares, above.

2.47.        “Stock Exchange” means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time, and shall initially mean the Nasdaq Capital Market.

2.48.        “Stock Award” means an Award of shares of Common Stock under ARTICLE VIII of the Plan.

2.49.        “Stock Option” means an Award under ARTICLE IV or ARTICLE V of the Plan of an option to purchase Common Stock. A Stock Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

2.50.        “Ten Percent Stockholder” means an individual who owns (or is deemed to own pursuant to Section 424(d) of the Code), at the time of grant, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Affiliates.

2.51.        “Termination of Service” means (i) in the case of an Eligible Employee, the discontinuance of employment of such Participant with the Company or its Subsidiaries for any reason other than a transfer to another member of the group consisting of the Company and its Affiliates and (ii) in the case of a Director who is not an Employee of the Company or any Affiliate, the date such Participant ceases to serve as a Director. The determination of whether a Participant has discontinued service shall be made by the Administrator in its sole discretion. In determining whether a Termination of Service has occurred, the Administrator may provide that service as a Consultant or service with a business enterprise in which the Company has a significant ownership interest shall be treated as employment with the Company.

ARTICLE III.
ADMINISTRATION

3.1.          The Plan shall be administered by the Administrator and shall be administered, to the extent applicable, in accordance with Rule 16b-3. The Administrator shall have the exclusive right to interpret and construe the Plan, to select the Eligible Persons who shall receive an Award, and to act in all matters pertaining to the grant of an Award and the determination and interpretation of the provisions of the related Award Agreement, including, without limitation, the determination of the number of shares subject to Stock Options and the Option Period(s) and Option Price(s) thereof, the number of shares of Restricted Stock or shares subject to Stock Awards or Performance Shares subject to an Award, the vesting periods (if any) and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan. The Administrator may adopt, establish, amend and rescind such rules, regulations and procedures as it may deem appropriate for the proper administration of the Plan, make all other determinations which are, in the Administrator’s judgment, necessary or desirable for the proper administration of the Plan, amend the Plan or a Stock Award as provided in ARTICLE XI, and terminate or suspend the Plan as provided in ARTICLE XI. All acts, determinations and decisions of the Administrator made or taken pursuant to the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan or any Award Agreement, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all persons. On or after the date of grant of an Award under the Plan, the Administrator may (i) accelerate the date on which any such Award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such Award, including, without limitation, extending the period following a termination of a Participant’s employment during which any such Award may remain outstanding, or (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such Award; provided, that the Administrator shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Code.

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3.2.            The Administrator may, to the full extent permitted by and consistent with Applicable Law and the Company’s Bylaws, and subject to Subparagraph 3.2.1 herein below, delegate any or all of its powers with respect to the administration of the Plan to the Company’s Compensation Committee or another Committee of the Company consisting of not fewer than two members of the Board each of whom shall qualify (at the time of appointment to the Committee and during all periods of service on the Committee) in all respects as a Non-Employee Director and as an Outside Director.

3.2.1              If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Administrator as set forth herein, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in the Plan to the Administrator shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not consistent with the provisions of the Plan, as may be adopted from time to time by the Board.

3.2.2              The Board may abolish the Committee at any time and reassume all powers and authority previously delegated to the Committee.

3.2.3              In addition to, and not in limitation of, the right of Administrator, the full Board of Directors and/or the Company’s Compensation Committee may from time to time grant Awards to Eligible Persons pursuant to the terms and conditions of this Plan, subject to the requirements of the Code, Rule 16b-3 under the Act or any other Applicable Law, rule or regulation. In connection with any such grants, the Board of Directors and/or the Company’s Compensation Committee shall have all of the power and authority of the Administrator to determine the Eligible Persons to whom such Awards shall be granted and the other terms and conditions of such Awards.

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3.3.            Without limiting the provisions of this ARTICLE III, and subject to the provisions of ARTICLE X, the Administrator is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants and to the Company, with respect to an outstanding Award in the event of a Change of Control as described in ARTICLE X or other similar event. Such action may include, but shall not be limited to, establishing, amending or waiving the form, terms, conditions and duration of an Award and the related Award Agreement, so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, an accelerated release of restrictions or other modifications. The Administrator may take such actions pursuant to this Section 3.3 by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in an Award and the related Award Agreement, or by taking action with respect to individual Participants from time to time. In the event any Award is not evidenced by a written Award Agreement, such Award shall be governed by the terms of this Plan and the terms and conditions of the grant of the Award as evidenced by the minutes of the Board (or any authorized Committee thereof). For the sake of clarity, the failure of the Company to document an Award by way of a written Award Agreement shall not affect the validity of such Award.

3.4.            Subject to the provisions of Section 3.9 and this Section 3.4, the maximum aggregate number of shares of Common Stock which may be issued pursuant to Awards under the Plan shall be the Available Shares. Such shares of Common Stock shall be made available from authorized and unissued shares of the Company.

3.4.1              For all purposes under the Plan, each Performance Share awarded shall be counted as one share of Common Stock subject to an Award.

3.4.2              If, for any reason, any shares of Common Stock (including shares of Common Stock subject to Performance Shares) that have been awarded or are subject to issuance or purchase pursuant to Awards outstanding under the Plan are not delivered or purchased, or are reacquired by the Company, for any reason, including but not limited to a forfeiture of Restricted Stock or failure to earn Performance Shares or the termination, expiration or cancellation of a Stock Option, or any other termination of an Award without payment being made in the form of shares of Common Stock (whether or not Restricted Stock), such shares of Common Stock shall not be charged against the aggregate number of shares of Common Stock available for Award under the Plan and shall again be available for Awards under the Plan. In no event, however, may Common Stock that is surrendered or withheld to pay the exercise price of a Stock Option or to satisfy tax withholding requirements be available for future grants under the Plan.

3.4.3              For purposes of clarifying the preceding paragraph, shares of Common Stock covered by Awards shall only be counted as used to the extent they are actually issued and delivered to a Participant (or such Participant’s permitted transferees as described in the Plan) pursuant to the Plan. In addition, shares of Common Stock related to Awards that expire, are forfeited or cancelled or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the Plan.

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3.4.4              The foregoing subsections 3.4.1 and 3.4.2 of this Section 3.4 shall be subject to any limitations provided by the Code or by Rule 16b-3 under the Act or by any other Applicable Law, rule or regulation.

3.5.            Each Award granted under the Plan shall be evidenced by a written Award Agreement, which shall be subject to and shall incorporate (by reference or otherwise) the applicable terms and conditions of the Plan and shall include any other terms and conditions (not inconsistent with the Plan) required by the Administrator. In the event any Award is not evidenced by a written Award Agreement, such Award shall be governed by the terms of this Plan and the terms and conditions of the grant of the Award as evidenced by the minutes of the Administrator (or any authorized Committee thereof). For the sake of clarity, the failure of the Company to document an Award by way of a written Award Agreement shall not affect the validity of such Award.

3.6.            In the event the Plan and/or the Common Stock issuable in connection with Awards hereunder are registered with the Securities Exchange Commission (the “SEC”) under the Act, no free-trading shares of Common Stock shall be issuable by the Company under the Plan and pursuant to such registration statement, (a) except to natural persons (as such term is interpreted by the SEC); (b) in connection with services associated with the offer or sale of securities in a capital-raising transaction; or (c) where the services directly or indirectly promote or maintain a market for the Company’s securities.

3.7.            The Administrator may require any Participant acquiring shares of Common Stock pursuant to any Award under the Plan to represent to and agree with the Company in writing that such person is acquiring the shares of Common Stock for investment purposes and without a view to resale or distribution thereof. Shares of Common Stock issued and delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any Stock Exchange upon which the Common Stock is then listed and any applicable federal or state laws, and the Administrator may cause a legend or legends to be placed on the certificate or certificates representing any such shares to make appropriate reference to any such restrictions. In making such determination, the Administrator may rely upon an opinion of counsel for the Company.

3.8.            Except as otherwise expressly provided in the Plan or in an Award Agreement with respect to an Award, no Participant shall have any right as a stockholder of the Company with respect to any shares of Common Stock subject to such Participant’s Award except to the extent that, and until, one or more certificates representing such shares of Common Stock shall have been delivered to the Participant. No shares shall be required to be issued, and no certificates shall be required to be delivered, under the Plan unless and until all of the terms and conditions applicable to such Award shall have, in the sole discretion of the Administrator, been satisfied in full and any restrictions shall have lapsed in full, and unless and until all of the requirements of law and of all regulatory bodies having jurisdiction over the offer and sale, or issuance and delivery, of the shares shall have been fully complied with.

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3.9.            The total amount of shares with respect to which Awards may be granted under the Plan, the Share Limit, the ISO Limit and rights of outstanding Awards (both as to the number of shares subject to the outstanding Awards and the Option Price(s) or other purchase price(s) of such shares, as applicable) shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock of the Company resulting from payment of a stock dividend on the Common Stock, a stock split or subdivision or combination of shares of the Common Stock, or a reorganization or reclassification of the Common Stock, or any other change in the structure of shares of the Common Stock. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Administrator in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as a result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

3.10.        No director or person acting pursuant to authority delegated by the Administrator shall be liable for any action or determination under the Plan made in good faith. The members of the Administrator shall be entitled to indemnification by the Company in the manner and to the extent set forth in the Company’s Articles of Incorporation, as amended, Bylaws or as otherwise provided from time to time regarding indemnification of Directors.

3.11.        The Administrator shall be authorized to make adjustments in any performance based criteria or in the other terms and conditions of outstanding Awards in recognition of unusual or nonrecurring events affecting the Company (or any Affiliate, if applicable) or its financial statements or changes in Applicable Laws, regulations or accounting principles. The Administrator may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem necessary or desirable to reflect any such adjustment. In the event the Company (or any Affiliate, if applicable) shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Administrator may, in its sole discretion, make such adjustments in the terms of outstanding Awards under the Plan as it shall deem appropriate.

3.12.        Subject to the express provisions of the Plan, the Administrator shall have full power and authority to determine whether, to what extent and under what circumstances any outstanding Award shall be terminated, canceled, forfeited or suspended. Notwithstanding the foregoing or any other provision of the Plan or an Award Agreement, all Awards to any Participant that are subject to any restriction or have not been earned or exercised in full by the Participant shall be terminated and canceled if the Participant is terminated for cause, as determined by the Administrator in its sole discretion.

ARTICLE IV.
INCENTIVE STOCK OPTIONS

4.1.          The Administrator, in its sole discretion, may from time to time on or after the Effective Date grant Incentive Stock Options to Eligible Employees, subject to the provisions of this ARTICLE IV and ARTICLE III and ARTICLE VI and subject to the following conditions:

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4.1.1        Incentive Stock Options shall be granted only to Eligible Employees, each of whom may be granted one or more of such Incentive Stock Options at such time or times determined by the Administrator.

4.1.2        The Option Price per share of Common Stock for an Incentive Stock Option shall be set in the Award Agreement, but shall not be less than (i) one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date, or (ii) in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the Grant Date.

4.1.3        An Incentive Stock Option may be exercised in full or in part from time to time within ten (10) years from the Grant Date, or such shorter period as may be specified by the Administrator as the Option Period and set forth in the Award Agreement; provided, however, that, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, such period shall not exceed five (5) years from the Grant Date; and further, provided that, in any event, the Incentive Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Administrator and set forth in the related Award Agreement; and provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a Termination of Service (except as otherwise provided in any employment agreement approved by the Administrator), unless employment shall have terminated:

(i)  as a result of Disability, in which event such period shall not exceed the period of time ending on the date twelve (12) months following a Termination of Service; or

(ii) as a result of death, or if death shall have occurred following a Termination of Service (other than as a result of Disability) and during the period that the Incentive Stock Option was still exercisable, in which event such period may not exceed the period of time ending on the earlier of the date twelve (12) months after the date of death;

(iii) and provided, further, that such period following a Termination of Service or death shall in no event extend beyond the original Option Period of the Incentive Stock Option.

4.1.4        The aggregate Fair Market Value of the shares of Common Stock with respect to which any Incentive Stock Options (whether under this Plan or any other plan established by the Company) are first exercisable during any calendar year by any Eligible Employee shall not exceed one hundred thousand dollars ($100,000), determined based on the Fair Market Value(s) of such shares as of their respective Grant Dates; provided, however, that to the extent permitted under Section 422 of the Code, if the aggregate Fair Market Values of the shares of Common Stock with respect to which Stock Options intended to be Incentive Stock Options are first exercisable by any Eligible Employee during any calendar year (whether such Stock Options are granted under this Plan or any other plan established by the Company) exceed one hundred thousand dollars ($100,000), the Stock Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options.

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4.1.5        No Incentive Stock Options may be granted more than ten (10) years from the Adoption Date.

4.1.6        The Award Agreement for each Incentive Stock Option shall provide that the Participant shall notify the Company if such Participant sells or otherwise transfers any shares of Common Stock acquired upon exercise of the Incentive Stock Option within two (2) years of the Grant Date of such Incentive Stock Option or within one (1) year of the date such shares were acquired upon the exercise of such Incentive Stock Option.

4.2.            Subject to the limitations of Section 4.5, the maximum aggregate number of shares of Common Stock subject to Incentive Stock Option Awards shall be the maximum aggregate number of shares available for Awards under the Plan.

4.3.            The Administrator may provide for any other terms and conditions which it determines should be imposed for an Incentive Stock Option to qualify under Section 422 of the Code, as well as any other terms and conditions not inconsistent with this ARTICLE IV or ARTICLE III or ARTICLE VI, as determined in its sole discretion and set forth in the Award Agreement for such Incentive Stock Option.

4.4.            Each provision of this ARTICLE IV and of each Incentive Stock Option granted hereunder shall be construed in accordance with the provisions of Section 422 of the Code, and any provision hereof that cannot be so construed shall be disregarded.

4.5.            Subject to the limitations of Section 3.4, and notwithstanding the Share Limit, and subject to adjustment in accordance with Section 3.9 hereof, the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options granted under this Plan is 25,000,000 shares (the “ISO Limit”).

ARTICLE V.
NONQUALIFIED STOCK OPTIONS

5.1.            The Administrator, in its sole discretion, may from time to time on or after the Effective Date grant Nonqualified Stock Options to Eligible Persons, subject to the provisions of this ARTICLE V and ARTICLE III or ARTICLE VI and subject to the following conditions:

5.1.1        Nonqualified Stock Options may be granted to any Eligible Person, each of whom may be granted one or more of such Nonqualified Stock Options, at such time or times determined by the Administrator.

5.1.2        The Option Price per share of Common Stock for a Nonqualified Stock Option shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date; provided, however, that the exercise price of each Nonqualified Stock Option granted under the Plan shall in no event be less than the par value per share of the Company’s Common Stock.

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5.1.3        A Nonqualified Stock Option may be exercised in full or in part from time to time within the Option Period specified by the Administrator and set forth in the Award Agreement; provided, however, that, in any event, the Nonqualified Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Administrator and set forth in the related Award Agreement.

5.2.            The Administrator may provide for any other terms and conditions for a Nonqualified Stock Option not inconsistent with this ARTICLE V or ARTICLE III or ARTICLE VI, as determined in its sole discretion and set forth in the Award Agreement for such Nonqualified Stock Option.

ARTICLE VI.
INCIDENTS OF STOCK OPTIONS

6.1.            Each Stock Option shall be granted subject to such terms and conditions, if any, not inconsistent with this Plan, as shall be determined by the Administrator and set forth in the related Award Agreement, including any provisions as to continued employment as consideration for the grant or exercise of such Stock Option and any provisions which may be advisable to comply with Applicable Laws, regulations or rulings of any governmental authority.

6.2.            Except as hereinafter described, a Stock Option shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant or the Participant’s guardian or legal representative. In the event of the death of a Participant, any unexercised Stock Options may be exercised to the extent otherwise provided herein or in such Participant’s Award Agreement by the executor or personal representative of such Participant’s estate or by any person who acquired the right to exercise such Stock Options by bequest under the Participant’s will or by inheritance. The Administrator, in its sole discretion, may at any time permit a Participant to transfer a Nonqualified Stock Option for no consideration to or for the benefit of one or more members of the Participant’s Immediate Family (including, without limitation, to a trust for the benefit of the Participant and/or one or more members of such Participant’s Immediate Family or a corporation, partnership or limited liability company established and controlled by the Participant and/or one or more members of such Participant’s Immediate Family), subject to such limits as the Administrator may establish. The transferee of such Nonqualified Stock Option shall remain subject to all terms and conditions applicable to such Nonqualified Stock Option prior to such transfer. The foregoing right to transfer the Nonqualified Stock Option, if granted by the Administrator shall apply to the right to consent to amendments to the Award Agreement.

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6.3.            Shares of Common Stock purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Administrator, subject to limitations set forth in the Stock Option Award Agreement. The Administrator may, in its sole discretion, permit the exercise of a Stock Option by payment in cash or by tendering shares of Common Stock (either by actual delivery of such shares or by attestation), or any combination thereof, as determined by the Administrator. In the sole discretion of the Administrator, payment in shares of Common Stock also may be made with shares received upon the exercise or partial exercise of the Stock Option, whether or not involving a series of exercises or partial exercises and whether or not share certificates for such shares surrendered have been delivered to the Participant. The Administrator also may, in its sole discretion, permit the payment of the exercise price of a Stock Option by the voluntary surrender of all or a portion of the Stock Option. Shares of Common Stock previously held by the Participant and surrendered in payment of the Option Price of a Stock Option shall be valued for such purpose at the Fair Market Value thereof on the date the Stock Option is exercised.

6.4.            The holder of a Stock Option shall have no rights as a stockholder with respect to any shares covered by the Stock Option (including, without limitation, any voting rights, the right to inspect or receive the Company’s balance sheets or financial statements or any rights to receive dividends or non-cash distributions with respect to such shares) until such time as the holder has exercised the Stock Option and then only with respect to the number of shares which are the subject of the exercise. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

6.5.            The Administrator may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Common Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such Option Price, during such Option Period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Common Stock previously subject to them shall be available for the grant of other Stock Options.

6.6.            The Administrator may at any time offer to purchase a Participant’s outstanding Stock Option for a payment equal to the value of such Stock Option payable in cash, shares of Common Stock or Restricted Stock or other property upon surrender of the Participant’s Stock Option, based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

6.7.            The Administrator shall have the discretion, exercisable either at the time the Award is granted or at the time the Participant discontinues employment, to establish as a provision applicable to the exercise of one or more Stock Options that, during a limited period of exercisability following a Termination of Service, the Stock Option may be exercised not only with respect to the number of shares of Common Stock for which it is exercisable at the time of the Termination of Service but also with respect to one or more subsequent installments for which the Stock Option would have become exercisable had the Termination of Service not occurred.

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6.8.            Notwithstanding anything to the contrary herein, the Company may reprice any Stock Option granted under the Plan without the approval of the stockholders of the Company, or the holder of the option. For this purpose, “reprice” means (i) any of the following or any other action that has the same effect: (A) lowering the exercise price of a Stock Option after it is granted, (B) any other action that is treated as a repricing under U.S. generally accepted accounting principles (“GAAP”), or (C) cancelling a Stock Option at a time when its exercise price exceeds the Fair Market Value of the underlying Common Stock, in exchange for another Stock Option, restricted stock or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (ii) any other action that is considered to be a repricing under formal or informal guidance issued by exchange or market on which the Company’s Common Stock then trades or is quoted, provided that no repricing may (1) increase the exercise price of any option granted under the Plan, or (2) reduce the exercise price below the Fair Market Value of the Company’s Common Stock on the date the action is taken to reduce such exercise price (without the approval of the holder thereof).

6.9.            In addition to, and without limiting the above Section 6.8, the Administrator may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Common Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such Option Price, during such Option Period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Common Stock previously subject to them shall be available for the grant of other Stock Options.

ARTICLE VII.
RESTRICTED STOCK

7.1.            The Administrator, in its sole discretion, may from time to time on or after the Effective Date award shares of Restricted Stock to Eligible Persons as a reward for past service and an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this ARTICLE VII.

7.2.            The Administrator shall determine the terms and conditions of any Award of Restricted Stock, which shall be set forth in the related Award Agreement, including without limitation:

7.2.1            the purchase price, if any, to be paid for such Restricted Stock, which may be zero, subject to such minimum consideration as may be required by Applicable Law;

7.2.2            the duration of the Restriction Period or Restriction Periods with respect to such Restricted Stock and whether any events may accelerate or delay the end of such Restriction Period(s);

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7.2.3            the circumstances upon which the restrictions or limitations shall lapse, and whether such restrictions or limitations shall lapse as to all shares of Restricted Stock at the end of the Restriction Period or as to a portion of the shares of Restricted Stock in installments during the Restriction Period by means of one or more vesting schedules;

7.2.4            whether such Restricted Stock is subject to repurchase by the Company or to a right of first refusal at a predetermined price or if the Restricted Stock may be forfeited entirely under certain conditions;

7.2.5            whether any performance goals may apply to a Restriction Period to shorten or lengthen such period; and

7.2.6            whether dividends and other distributions with respect to such Restricted Stock are to be paid currently to the Participant or withheld by the Company for the account of the Participant.

7.3.            Awards of Restricted Stock must be accepted within a period of thirty (30) days after the Grant Date (or such shorter or longer period as the Administrator may specify at such time) by executing an Award Agreement with respect to such Restricted Stock and tendering the purchase price, if any. A prospective recipient of an Award of Restricted Stock shall not have any rights with respect to such Award, unless such recipient has executed an Award Agreement with respect to such Restricted Stock, has delivered a fully executed copy thereof to the Administrator and has otherwise complied with the applicable terms and conditions of such Award.

7.4.            In the sole discretion of the Administrator and as set forth in the Award Agreement for an Award of Restricted Stock, all shares of Restricted Stock held by a Participant and still subject to restrictions shall be forfeited by the Participant upon the Participant’s Termination of Service and shall be reacquired, canceled and retired by the Company. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Restricted Stock, in the event of the death, Disability or Retirement of a Participant during the Restriction Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Administrator may elect to waive in whole or in part any remaining restrictions with respect to all or any part of such Participant’s Restricted Stock, if it finds that a waiver would be appropriate.

7.5.            Except as otherwise provided in this ARTICLE VII, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

7.6.            Upon an Award of Restricted Stock to a Participant, a certificate or certificates representing the shares of such Restricted Stock will be issued to and registered in the name of the Participant. Unless otherwise determined by the Administrator, such certificate or certificates will be held in custody by the Company until (i) the Restriction Period expires and the restrictions or limitations lapse, in which case one or more certificates representing such shares of Restricted Stock that do not bear a restrictive legend (other than any legend as required under applicable federal or state securities laws) shall be delivered to the Participant, or (ii) a prior forfeiture by the Participant of the shares of Restricted Stock subject to such Restriction Period, in which case the Company shall cause such certificate or certificates to be canceled and the shares represented thereby to be retired, all as set forth in the Participant’s Award Agreement. It shall be a condition of an Award of Restricted Stock that the Participant deliver to the Company a stock power endorsed in blank relating to the shares of Restricted Stock to be held in custody by the Company.

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7.7.            Except as provided in this ARTICLE VII or in the related Award Agreement, a Participant receiving an Award of shares of Restricted Stock Award shall have, with respect to such shares, all rights of a stockholder of the Company, including the right to vote the shares and the right to receive any distributions, unless and until such shares are otherwise forfeited by such Participant; provided, however, the Administrator may require that any cash dividends with respect to such shares of Restricted Stock be automatically reinvested in additional shares of Restricted Stock subject to the same restrictions as the underlying Award, or may require that cash dividends and other distributions on Restricted Stock be withheld by the Company or its Affiliates for the account of the Participant. The Administrator shall determine whether interest shall be paid on amounts withheld, the rate of any such interest, and the other terms applicable to such withheld amounts.

ARTICLE VIII.
STOCK AWARDS

8.1.            The Administrator, in its sole discretion, may from time to time on or after the Effective Date grant Stock Awards to Eligible Persons in payment of compensation that has been earned or as compensation to be earned, including without limitation compensation awarded or earned concurrently with or prior to the grant of the Stock Award, subject to the terms and conditions set forth in this ARTICLE VIII.

8.2.            For the purposes of this Plan, in determining the value of a Stock Award, all shares of Common Stock subject to such Stock Award shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date.

8.3.            Unless otherwise determined by the Administrator and set forth in the related Award Agreement, shares of Common Stock subject to a Stock Award will be issued, and one or more certificates representing such shares will be delivered, to the Participant as soon as practicable following the Grant Date of such Stock Award. Upon the issuance of such shares and the delivery of one or more certificates representing such shares to the Participant, such Participant shall be and become a stockholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a stockholder of the Company. Notwithstanding any other provision of this Plan, unless the Administrator expressly provides otherwise with respect to a Stock Award, as set forth in the related Award Agreement, no Stock Award shall be deemed to be an outstanding Award for purposes of the Plan.

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ARTICLE IX.
PERFORMANCE SHARES

9.1.            The Administrator, in its sole discretion, may from time to time on or after the Effective Date award Performance Shares to Eligible Persons as an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this ARTICLE IX.

9.2.            The Administrator shall determine the terms and conditions of any Award of Performance Shares, which shall be set forth in the related Award Agreement, including without limitation:

9.2.1            the purchase price, if any, to be paid for such Performance Shares, which may be zero, subject to such minimum consideration as may be required by Applicable Law;

9.2.2            the performance period (the “Performance Period”) and/or performance objectives (the “Performance Objectives”) applicable to such Awards;

9.2.3            the number of Performance Shares that shall be paid to the Participant if the applicable Performance Objectives are exceeded or met in whole or in part; and

9.2.4            the form of settlement of a Performance Share.

9.3.            At any date, each Performance Share shall have a value equal to the Fair Market Value of a share of Common Stock.

9.4.            Performance Periods may overlap, and Participants may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.

9.5.            Performance Objectives may vary from Participant to Participant and between Awards and shall be based upon such performance criteria or combination of factors as the Administrator may deem appropriate, including, but not limited to, minimum earnings per share or return on equity. If during the course of a Performance Period there shall occur significant events which the Administrator expects to have a substantial effect on the applicable Performance Objectives during such period, the Administrator may revise such Performance Objectives.

9.6.            In the sole discretion of the Administrator and as set forth in the Award Agreement for an Award of Performance Shares, all Performance Shares held by a Participant and not earned shall be forfeited by the Participant upon the Participant’s Termination of Service. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Performance Shares, in the event of the death, Disability or Retirement of a Participant during the applicable Performance Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Administrator may determine to make a payment in settlement of such Performance Shares at the end of the Performance Period, based upon the extent to which the Performance Objectives were satisfied at the end of such period and pro-rated for the portion of the Performance Period during which the Participant was employed by the Company or an Affiliate; provided, however, that the Administrator may provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Administrator deems appropriate or desirable.

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9.7.            The settlement of a Performance Share shall be made in cash, whole shares of Common Stock or a combination thereof and shall be made as soon as practicable after the end of the applicable Performance Period. Notwithstanding the foregoing, the Administrator in its sole discretion may allow a Participant to defer payment in settlement of Performance Shares on terms and conditions approved by the Administrator and set forth in the related Award Agreement entered into in advance of the time of receipt or constructive receipt of payment by the Participant.

9.8.            Performance Shares shall not be transferable by the Participant. The Administrator shall have the authority to place additional restrictions on the Performance Shares including, but not limited to, restrictions on transfer of any shares of Common Stock that are delivered to a Participant in settlement of any Performance Shares.

ARTICLE X.
CHANGES OF CONTROL OR OTHER FUNDAMENTAL CHANGES

10.1.         Upon the occurrence of a Change of Control and unless otherwise provided in the Award Agreement with respect to a particular Award:

10.1.1           all outstanding Stock Options shall become immediately exercisable in full, subject to any appropriate adjustments in the number of shares subject to the Stock Option and the Option Price, and shall remain exercisable for the remaining Option Period, regardless of any provision in the related Award Agreement limiting the exercisability of such Stock Option or any portion thereof for any length of time;

10.1.2           all outstanding Performance Shares with respect to which the applicable Performance Period has not been completed shall be paid out as soon as practicable as follows:

(i) all Performance Objectives applicable to the Award of Performance Shares shall be deemed to have been satisfied to the extent necessary to earn one hundred percent (100%) of the Performance Shares covered by the Award;

(ii) the applicable Performance Period shall be deemed to have been completed upon occurrence of the Change of Control;

(iii) the payment to the Participant in settlement of the Performance Shares shall be the amount determined by the Administrator, in its sole discretion, or in the manner stated in the Award Agreement, as multiplied by a fraction, the numerator of which is the number of full calendar months of the applicable Performance Period that have elapsed prior to occurrence of the Change of Control, and the denominator of which is the total number of months in the original Performance Period; and

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(iv) upon the making of any such payment, the Award Agreement as to which it relates shall be deemed terminated and of no further force and effect; and

10.1.3             all outstanding shares of Restricted Stock with respect to which the restrictions have not lapsed shall be deemed vested, and all such restrictions shall be deemed lapsed and the Restriction Period ended.

10.2.        Anything contained herein to the contrary notwithstanding, upon the dissolution or liquidation of the Company, each Award granted under the Plan and then outstanding shall terminate; provided, however, that following the adoption of a plan of dissolution or liquidation, and in any event prior to the effective date of such dissolution or liquidation, each such outstanding Award granted hereunder shall be exercisable in full and all restrictions shall lapse, to the extent set forth in Section 10.1.1, 10.1.2 and 10.1.3 above.

10.3.        After the merger of one or more corporations into the Company or any Affiliate, any merger of the Company into another corporation, any consolidation of the Company or any Affiliate of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the Common Stock, each Participant shall, at no additional cost, be entitled, upon any exercise of such Participant’s Stock Option, to receive, in lieu of the number of shares as to which such Stock Option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such Participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such Participant had been a holder of record of a number of shares of Common Stock equal to the number of shares as to which such Stock Option shall then be so exercised. Comparable rights shall accrue to each Participant in the event of successive mergers, consolidations or reorganizations of the character described above. The Administrator may, in its sole discretion, provide for similar adjustments upon the occurrence of such events with regard to other outstanding Awards under this Plan. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Administrator in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

ARTICLE XI.
AMENDMENT AND TERMINATION

11.1.        Subject to the provisions of Section 11.2, the Board of Directors at any time and from time to time may amend or terminate the Plan as may be necessary or desirable to implement or discontinue the Plan or any provision hereof, to the extent required by the Act or the Code, or rules and regulations of the Stock Exchange and/or such other securities exchanges, if any, which the Company’s Common Stock is then subject to, however, no amendment, without approval by the Company’s stockholders, shall:

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11.1.1           materially alter the group of persons eligible to participate in the Plan;

11.1.2           except as provided in Section 3.4, change the maximum aggregate number of shares of Common Stock that are available for Awards under the Plan; or

11.1.3           alter the class of individuals eligible to receive an Incentive Stock Option or increase the limit on Incentive Stock Options set forth in Section 4.1.4 or the value of shares of Common Stock for which an Eligible Employee may be granted an Incentive Stock Option.

11.2.        No amendment to or discontinuance of the Plan or any provision hereof by the Board of Directors or the stockholders of the Company shall, without the written consent of the Participant, adversely affect (in the sole discretion of the Administrator) any Award theretofore granted to such Participant under this Plan; provided, however, that the Administrator retains the right and power to:

11.2.1           annul any Award if the Participant is terminated for cause as determined by the Administrator; and

11.2.2           convert any outstanding Incentive Stock Option to a Nonqualified Stock Option.

11.3.        If a Change of Control has occurred, no amendment or termination shall impair the rights of any person with respect to an outstanding Award as provided in ARTICLE X.

ARTICLE XII.
SECURITIES MATTERS AND REGULATIONS

12.1.         Notwithstanding anything herein to the contrary, the obligation of the Company to sell or deliver Shares with respect to any Award granted under the Plan shall be subject to all Applicable Laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. The Administrator may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Administrator, in its sole discretion, deems necessary or advisable.

12.2.        Each Award is subject to the requirement that, if at any time the Administrator determines that the listing, registration or qualification of Shares is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Shares, no such Award shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.

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12.3.        In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Administrator may require a Participant receiving Common Stock pursuant to the Plan, as a condition precedent to receipt of such Common Stock, to represent to the Company in writing that the Common Stock acquired by such Participant is acquired for investment only and not with a view to distribution.

ARTICLE XIII.
SECTION 409A OF THE CODE

13.1.        Unless otherwise expressly provided for in an Award Agreement, the Plan and each Award Agreement will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Administrator determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the Shares are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

13.2.        With respect to any Award that constitutes nonqualified deferred compensation within the meaning of Section 409A of the Code, termination of a Participant’s Continuous Service Status shall mean a separation from service within the meaning of Section 409A of the Code, unless the Participant was an Employee immediately prior to such termination and is then contemporaneously retained as a Consultant pursuant to a written agreement and such agreement provides otherwise. The Continuous Service Status of a Participant shall be deemed to have terminated for all purposes of the Plan if such person is employed by or provides services to Subsidiary and such Subsidiary ceases to be a Subsidiary, unless the Administrator determines otherwise. To the extent permitted by Section 409A of the Code, a Participant who ceases to be an Employee of the Company but continues, or simultaneously commences, services as a Director of the Company shall be deemed to have had a termination of Continuous Service Status for purposes of the Plan.

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ARTICLE XIV.
MISCELLANEOUS PROVISIONS

14.1.        Nothing in the Plan or any Award granted hereunder shall confer upon any Participant any right to continue in the employ of the Company or its Affiliates or to serve as a Director or shall interfere in any way with the right of the Company or its Affiliates or the stockholders of the Company, as applicable, to terminate the employment of a Participant or to release or remove a Director at any time. Unless specifically provided otherwise, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Company or its Affiliates for the benefit of their respective employees unless the Company shall determine otherwise. No Participant shall have any claim to an Award until it is actually granted under the Plan and an Award Agreement has been executed and delivered to the Company. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Administrator, be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as provided in ARTICLE VII with respect to Restricted Stock and except as otherwise provided by the Administrator.

14.2.        The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Act shall not be applicable with respect to participation in the Plan by Participants who are not subject to Section 16 of the Act.

14.3.        The terms of the Plan shall be binding upon the Company, its successors and assigns.

14.4.        Neither a Stock Option nor any other type of equity-based compensation provided for hereunder shall be transferable except as provided for in Section 6.2. In addition to the transfer restrictions otherwise contained herein, additional transfer restrictions shall apply to the extent required by federal or state securities laws. If any Participant makes such a transfer in violation hereof, any obligation hereunder of the Company to such Participant shall terminate immediately.

14.5.        This Plan and all actions taken hereunder shall be governed by the laws of the State of Nevada.

14.6.        Each Participant exercising an Award hereunder agrees to give the Administrator prompt written notice of any election made by such Participant under Section 83(b) of the Code, or any similar provision thereof, as applicable.

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14.7.         If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Administrator, such provision shall be construed or deemed amended to conform to Applicable Laws, or if it cannot be construed or deemed amended without, in the determination of the Administrator, materially altering the intent of the Plan or the Award Agreement, it shall be stricken, and the remainder of the Plan or the Award Agreement shall remain in full force and effect.

14.8.         The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company or any of its Affiliates to make adjustments, reclassification, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate or sell, or to transfer all or part of its business or assets.

14.9.         The Plan is not subject to the provisions of ERISA or qualified under Section 401(a) of the Code.

14.10.    If a Participant is required to pay to the Company an amount with respect to income and employment tax withholding obligations in connection with (i) the exercise of a Nonqualified Stock Option, (ii) certain dispositions of Common Stock acquired upon the exercise of an Incentive Stock Option, or (iii) the receipt of Common Stock pursuant to any other Award, then the issuance of Common Stock to such Participant shall not be made (or the transfer of shares by such Participant shall not be required to be effected, as applicable) unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company. To the extent provided by the terms of an Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

14.11.        Compliance with other laws.

14.11.1             For Reporting Persons:

(i)     the Plan is intended to satisfy the provisions of Rule 16b-3;

(ii)   all transactions involving Participants who are subject to Section 16(b) of the Act are subject to the provisions of Rule 16b-3 regardless of whether they are set forth in the Plan; and

(iii) any provision of the Plan that conflicts with Rule 16b-3 does not apply to the extent of the conflict.

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14.11.2            If any provision of the Plan, any Award, or Award Agreement conflicts with the requirements of Code Section 162(m) or 422 for Awards subject to these requirements, then that provision does not apply to the extent of the conflict.

14.11.3            Notwithstanding any other provision of the Plan, if, for an Employee of a parent company, the conversion of an Incentive Stock Option to a Nonqualified Stock Option or the treatment of an Incentive Stock Option as a Nonqualified Stock Option would not satisfy the requirements of Code Section 409A or an exemption thereto, as determined by the Administrator in its exclusive discretion, then the Incentive Stock Option shall terminate on the date that it would no longer qualify as an Incentive Stock Option as determined by the Administrator in its exclusive discretion.

14.12.    In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or any Award Agreement, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Administrator, shall be grounds for the cancellation and forfeiture of such Award, in whole or in part, as the Administrator, in its sole discretion, may determine.

14.13.    Any reference in the Plan to a written document includes any document delivered electronically or posted on the Company’s intranet.

14.14.    The headings and captions in the Plan are inserted as a matter of convenience for organizational purposes, and do not construe, define, extend, interpret, or limit any provision of the Plan.

14.15.    Whenever the context may require, any pronoun includes the corresponding masculine, feminine, or neuter form, and the singular includes the plural and vice versa.

14.16.    Any reference in the Plan to a statutory or regulatory provision includes corresponding successor provisions.

14.17.    The proceeds from the sale of shares pursuant to Awards granted under the Plan shall constitute general funds of the Company.

14.18.    A Participant’s electronic signature of an Award Agreement shall have the same validity and effect as a signature affixed by hand.

14.19.    Notwithstanding anything in the Plan or in any Award Agreement to the contrary, the Company will be entitled to the extent permitted or required by Applicable Law, Company policy and/or the requirements of a Stock Exchange on which the Shares are listed for trading, in each case, as in effect from time to time, to recoup compensation of whatever kind paid by the Company at any time to a Participant under this Plan. No such recoupment of compensation will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement between any Participant and the Company.

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14.20.    Corporate action constituting a grant by the Company of an Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Administrator, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of Shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the preparation of the Award Agreement or related grant documentation, the corporate records will control, and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documentation.

14.21.    Nothing contained in the Plan or in any Award agreement executed pursuant hereto shall be deemed to confer upon any individual or entity to whom an Award is or may be granted hereunder any right to remain in the employ or service of the Company or a parent or subsidiary of the Company or any entitlement to any remuneration or other benefit pursuant to any consulting or advisory arrangement.

* * * * *

Approved by the Board of Directors on April 27, 2020, and approved and ratified by the Stockholders of the Company on June 17, 2020.

Amended and restated by the stockholders on ________, 2021.

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FORM OF PROXY

(SEE ATTACHED)

VERTEX ENERGY, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – MAY 26, 2021 AT 10:00 AM HOUSTON TIME
CONTROL ID:
REQUEST ID:

The undersigned stockholder of Vertex Energy, Inc., a Nevada corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated on or around April 7, 2021, and hereby appoints Benjamin P. Cowart and Chris Carlson (the “Proxies”) or any one of them, with full power of substitution and authority to act in the absence of the other, each as proxies and attorneys-in-fact, to cast all votes that the undersigned is entitled to cast at, and with all powers that the undersigned would possess if personally present at, the 2021 Annual Meeting of Stockholders of the Company, to be held on Wednesday, May 26, 2021, at 10 A.M. Houston time at the Company’s corporate offices: 1331 Gemini, Suite 250, Houston, Texas 77058, and at any adjournment or adjournments thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting. I/we hereby revoke all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

	MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
	FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
	INTERNET:	https://www.iproxydirect.com/VTNR
	PHONE:	1-866-752-VOTE(8683)
ANNUAL MEETING OF THE STOCKHOLDERS OF VERTEX ENERGY, INC.		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” FOR PROPOSAL 1 AND “FOR” PROPOSALS 2 THROUGH 3, BELOW

Proposal 1		FOR ALL	AGAINST ALL	FOR ALL EXCEPT
	Election of Directors:	☐	☐
	Benjamin P. Cowart			☐
	Dan Borgen			☐	CONTROL ID:
	David Phillips			☐	REQUEST ID:
	Christopher Stratton			☐
	Timothy C. Harvey			☐
	James P. Gregory			☐

Proposal 2		FOR	AGAINST	ABSTAIN
	Approval of the Company’s Amended and Restated 2020 Equity Incentive Plan.	☐	☐	☐
Proposal 3		FOR	AGAINST	ABSTAIN
	Ratification of the appointment of Ham, Langston & Brezina, L.L.P., as the company’s independent auditors for the fiscal year ending December 31, 2021.	☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted “For All” for Proposal 1, “For” Proposals 2 through 3, and for all such other business as may properly come before the meeting in the sole determination of the Proxies.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2021

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)